SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Thomas R. Phillips
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1. Annual Report.

Sextant Mutual Funds

Annual Report       November 30, 2015

Short-Term Bond	STBFX

Bond Income	SBIFX

Core	SCORX

Global High Income	SGHIX

Growth	SSGFX

International	SSIFX

Average Annual Total Returns as of December 31, 2015	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹

Sextant Short-Term Bond Fund	1.07%	0.74%	1.01%	2.62%	1.19%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	0.62%	0.66%	0.95%	2.72%	n/a

Sextant Bond Income Fund	-1.46%	0.86%	3.67%	4.11%	1.17%
Citigroup Broad Investment Grade Bond Index	0.53%	1.41%	3.23%	4.59%	n/a

Sextant Core Fund	-4.25%	4.02%	4.04%	n/a	1.10%
Dow Jones Moderate US Portfolio Index	-1.21%	6.01%	5.87%	5.48%	n/a

Sextant Global High Income Fund	-13.02%	-0.84%	n/a	n/a	1.31%
S&P Global 1200 Index	-0.84%	9.66%	7.95%	5.69%	n/a

Sextant Growth Fund	-2.15%	13.05%	10.11%	6.01%	0.96%
S&P 500 Index	1.38%	15.13%	12.56%	7.30%	n/a

Sextant International Fund	-6.05%	-0.75%	-0.72%	3.29%	0.78%
MSCI EAFE Index	-0.39%	5.46%	4.07%	3.50%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated March 27, 2015, and incorporate results for the fiscal year ended November 30, 2014. Expense ratios above have been restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds' most recent fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions, if any.

A note about risk: Please see Notes to Financial Statements beginning on page 47 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

2	November 30, 2015	Annual Report

Fellow Shareowners:

2015 ended as the weakest market year since 2008, and many financial indices closed on the downside. For our fiscal year ended November 30, 2015, domestic equities pushed and pulled, with the S&P 500 providing a total return of 2.75% before dropping in December. Our best funds for the fiscal year were Sextant Short-Term Bond and Sextant Bond Income with total returns of +0.67% and -0.47%, respectively. Smaller companies and the higher yield markets fell. Sextant Growth returned -0.87% and Sextant Core -4.38%. A strong US dollar hurt foreign investments. Sextant International returned -5.58% and Sextant Global High Income -10.84%.

Sextant Funds stress low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results. This "profit sharing" structure appeals to many informed investors.

Big economic concerns of 2015 included falling commodity prices, China's slowing economy and financial clouds, the miniscule rise in US interest rates, and the virtual collapse of Greece and its support by the European community.

Assets of the six Sextant Funds decreased -9% over the past 12 months, and overall assets of the Funds now total $165 million. The Funds' annualized expense ratios during the period ranged from 0.75% to 0.90% (see page 54). To help lower expenses, at their meeting in March 2015 the Board of Trustees approved a lowering of the base management fee of each Fund from 0.60% to 0.50%, and a lowering of the maximum performance adjustment from +/- 0.30% to +/- 0.20%.

Going Forward

In much of the world, economic growth has flatlined. Although reported core inflation is minimal, numerous governments are counting on its eventual return. The impact of low interest rates is declining, and politicians continue to find fiscal restraint a difficult avenue to recovery. Commodity prices, especially oil, have fallen dramatically as political events and wars in the Middle East continue. At worst, the world could slip into widespread deflation in which prices, wages, and output fall in tandem.

This creates a mixed climate for the world's equity markets. We will continue to invest in innovative companies with strong business advantages and balance sheets sturdy enough to navigate more trying times. We aim to avoid companies dependent on government spending and the regions and countries that will be hurt the most in austerity. Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits. Indeed, equity investors are optimistic that growing corporate earnings mean they will be rewarded.

The United States has ended its stimulative bond-buying programs, but Europe and Japan continue similar efforts. The long-expected transition to higher interest rates has begun, although with little convinction, and the effort could easily reverse. Yields across the bond ladder remain abnormally low.

Going forward, the Sextant Funds continue to offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term, and long-term fixed income options. This array of portfolios serves our investors in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital. Please review the following pages for more in-depth information about each Fund.

Expanded Portfolio Management Team

Saturna Capital has significantly expanded its portfolio management team over the last few years as its business has expanded. The following experienced persons are now managing the Sextant Funds:

Sextant Bond Income	Phelps McIlvaine Patrick Drum, CFA, deputy
Sextant Short-Term Bond	Phelps McIlvaine Patrick Drum, CFA, deputy
Sextant Growth	Scott Klimo, CFA Tyler Howard, deputy
Sextant International	Nicholas Kaiser, CFA Scott Klimo, CFA, deputy
Sextant Core	J. Peter Nielsen, CFA Bryce Fegley, CFA, deputy
Sextant Global High Income	Bryce Fegley, CFA Patrick Drum, CFA, deputy

Respectfully,

(photo omitted)

Nicholas Kaiser,
President & Portfolio Manager

(photo omitted)

John E. Love,
Independent Board Chairman

November 30, 2015	Annual Report	3

Sextant Short-Term Bond Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2015
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Short-Term Bond Fund	0.67%	0.95%	2.67%	1.19%
Citigroup Gov./Corp. Inv. Grade Index 1-3 Years	0.51%	0.94%	2.78%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2005, to an identical amount invested in the Citigroup Gov.Corp. Investment Grade Bond Index, a broad-based index of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $13,017 versus $13,152 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Murray Street Trust 1 – Goldman Sachs (4.647% due 03/09/2017)	4.2%	Financials	19.2%	█
Jeffries Group (8.50% due 07/15/2019)	4.1%	Consumer Discretionary	13.8%	█
United States Treasury Note (2.25% due 7/31/2018)	4.1%	United States Treasury Notes	12.8%	█
LaClede Gas (2.00% due 08/15/2018)	4.0%	Materials	10.1%	█
Lexmark (6.65% due 06/01/2018)	4.0%	Energy	8.8%	█
Cintas No. 2 (6.125% due 12/01/2017)	3.9%	Industrials	8.2%	█
Broadridge Financial (6.125% due 06/01/2017)	3.9%	Technology	7.7%	█
Oracle (5.75% due 04/15/2018)	3.7%	Utilities	7.5%	█
International Game Technology (7.50% due 06/15/2019)	3.6%	Health Care	5.5%	█
General Electric Capital (5.625% due 09/15/2017)	3.6%	Communications	3.4%	█
		Other assets (net of liabilities)	3.0%	█

4	November 30, 2015	Annual Report

Sextant Short-Term Bond Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2015

For the fiscal year ended November 30, 2015, the Sextant Short-Term Bond Fund returned 0.67%. This annual return was above its Morningstar category peer group, which returned 0.15% during the same period. For the five years ending November 30, 2015, the Fund provided a 0.95% annualized total return versus 1.46% for its Morningstar category peer group. During the year, the Fund's share price fell slightly from $5.04 to $5.02. Net investment income, reflecting the market's low yields, declined from 1.14% to 1.06%. Fund shares outstanding declined 2%. Fund assets declined 2.3%. The Fund's 30-day yield was 1.31%, and its unsubsidized 30-day yield was 1.09%. Reflecting Satsurna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio remained at 0.75%.

Factors Affecting Past Performance

The US Federal Reserve Bank tightened monetary conditions slightly in 2015 easing a yield famine that has lasted eight years. Short US Treasury yields rose 0.40%, and long US Treasury rates were essentially unchanged. Credit rationing re-emerged, forcing credit spreads wider, especially in the speculatively funded energy and mining sectors. Long-term high grade municipal and US government bonds posted modest positive returns while shorter paper posted small declines. In general, high-yield paper underperformed since our last report. US inflation failed to reach the Federal Reserve's 2% target and in fact slowed over the last year.

Quantitative easing continued in Europe, Japan, and China, lowering yields and currency exchange rates versus the US dollar. The strong US dollar inflated debt service costs for South Africa, Brazil, Russia, and Venezuela but did not cause a broad emerging markets debt crisis. With Detroit's financial recovery plan now in place, Puerto Rico's financial distress set off another round of even more complicated legal wrangling without legal precedent. New financial risk and bank capital regulations reduced secondary market liquidity in investment grade bonds.

The Fund maintained its dollar-weighted average maturity within the "under normal circumstances" three-year area while leaving average credit quality unchanged. The Fund added to US Treasury notes and high-grade taxable corporates, while the taxable municipal bond proportion declined.

Looking Forward

Central banks have fully explored their monetary powers and are now as likely to reduce accommodative programs as expand them. Central bank bond market intervention will continue in Europe, China, and Japan, depressing yields and currency values for another year. However, US investors will have more influence in the determination of yields and spreads. The normalization of the US bond market will continue for a second year. This should be welcome news for bond investors who may now earn more rational real returns for the risks they assume even while nominal yields remain close to historic lows.

Currencies will continue to be a major influence on bond returns. Large currency devaluations, either intentional or uncontrolled, can lead to rising local inflation and higher currency-centric interest rates as in Venezuela, Russia, South Africa, and Brazil. However, these sovereign conditions will continue to be domestic, not global, concerns. For debtors with weak revenue and balance sheets, or a negative balance of payments, borrowing costs may rise. Regional geopolitical concerns may boost risk premiums as well.

US dollar bond yields are among the highest in the world and are backed by a strong US dollar. The structural demand for bonds from retirees continues to expand. US inflation expectations will remain anchored by a strong US dollar even as the deflationary impact of weak commodity prices declines. Crisis-driven government deficit spending and borrowing is giving way to greater fiscal discipline and slowing bond issuance. As inflation continues to slow, rising real yields in the long end of the market offer additional appeal.

We will strive to maintain the high overall credit quality of the portfolio. While the risk/return profile of lower rated paper has improved, the less liquid nature of lower rated paper is a new concern. The Fund expects to maintain a dollar-weighted average maturity close to three years.

Considering the volatile price corrections in currency, real estate, commodity, and equity markets over the last 10 years, the relatively stable return of a diversified portfolio of short-term investment grade bonds may bolster your conviction to stay fully invested and help you earn higher returns over longer holding periods.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Short-Term Bond" category. The Fund's 12-month return (0.67%) was less than 1% percent above the Morningstar™ average (0.15%) at month-end November 30, 2015. Therefore, no performance adjustment was made, and the basic annual management fee of 0.50% was charged for the month of December 2015. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

November 30, 2015	Annual Report	5

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 84.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	2.375% due 09/08/2016	$250,000	$252,004	3.4%

		250,000	252,004	3.4%

Consumer Discretionary

American Honda	1.50% due 09/11/2017	250,000	250,038	3.3%
Cintas No. 2	6.125% due 12/01/2017	270,000	293,028	3.9%
International Game Technology	7.50% due 06/15/2019	250,000	269,375	3.6%
Toyota Motor Credit	1.25% due 10/05/2017	226,000	225,909	3.0%

		996,000	1,038,350	13.8%

Energy

Enbridge (Pipeline)	5.60% due 04/01/2017	200,000	207,421	2.8%
Petrobras International Finance	6.125% due 10/06/2016	250,000	249,925	3.3%
Ultramar Diamond Shamrock	7.20% due 10/15/2017	189,000	204,559	2.7%

		639,000	661,905	8.8%

Financials

BNP Paribas	2.375% due 09/14/2017	250,000	252,750	3.4%
Broadridge Financial	6.125% due 06/01/2017	275,000	291,836	3.9%
General Electric Capital	5.625% due 09/15/2017	250,000	269,040	3.6%
Jeffries Group	8.50% due 07/15/2019	265,000	310,863	4.1%
Murray Street Trust 1 – Goldman Sachs	4.647% due 03/09/2017	300,000	311,261	4.2%

		1,340,000	1,435,750	19.2%

Health Care

AbbVie	2.50% due 05/14/2020	250,000	248,318	3.3%
Danaher	5.40% due 03/01/2019	150,000	166,248	2.2%

		400,000	414,566	5.5%

Industrials

ABB Finance	1.625% due 05/08/2017	250,000	250,451	3.4%
Burlington Northern Santa Fe	5.65% due 05/01/2017	200,000	211,915	2.8%
Union Pacific	7.875% due 01/15/2019	127,000	147,876	2.0%

		577,000	610,242	8.2%

Materials

Air Products & Chemicals	1.20% due 10/15/2017	250,000	248,628	3.3%
Potash	3.25% due 12/01/2017	250,000	256,443	3.5%
Sherwin Williams	1.35% due 12/15/2017	250,000	248,287	3.3%

		750,000	753,358	10.1%

Continued on next page.

6	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments
Corporate Bonds — 84.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Technology

Lexmark	6.65% due 06/01/2018	$275,000	$297,687	4.0%
Oracle	5.75% due 04/15/2018	250,000	274,897	3.7%

		525,000	572,584	7.7%

Utilities

Georgia Power	5.70% due 06/01/2017	250,000	265,235	3.5%
LaClede Gas	2.00% due 08/15/2018	300,000	299,481	4.0%

		550,000	564,716	7.5%

Total Corporate Bonds		6,027,000	6,303,475	84.2%

Government Bonds — 12.8%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Notes

United States Treasury Note	2.75% due 02/15/2019	200,000	209,141	2.8%
United States Treasury Note	2.50% due 06/30/2017	143,000	146,720	2.0%
United States Treasury Note	2.75% due 12/31/2017	142,000	147,164	2.0%
United States Treasury Note	2.625% due 01/31/2018	141,000	145,836	1.9%
United States Treasury Note	2.25% due 07/31/2018	300,000	308,777	4.1%

		926,000	957,638	12.8%

Total investments	(Cost = $7,280,118)	$6,953,000	7,261,113	97.0%
Other assets (net of liabilities)			227,198	3.0%
Total net assets			$7,488,311	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	12.8%	█
Rated "Aa3"	3.0%	█
Rated "A1"	18.0%	█
Rated "A2"	19.5%	█
Rated "A3"	16.0%	█
Rated "Baa1"	7.2%	█
Rated "Baa2"	5.5%	█
Rated "Baa3"	8.1%	█
Rated "Ba2"	6.9%	█
Other assets (net of liabilities)	3.0%	█

Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	7

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $7,280,118)	$7,261,113
Cash	140,776
Interest receivable	94,339
Receivable for Fund shares sold	1,333
Total assets	7,497,561
Liabilities
Payable to affiliates	4,766
Accrued expenses	4,095
Accrued distribution fee	359
Distributions payable	30
Total liabilities	9,250
Net Assets	$7,488,311

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,516,044
Undistributed net investment income	1,198
Accumulated net realized loss	(9,926)
Unrealized net depreciation on investments	(19,005)
Net assets applicable to Fund shares outstanding	$7,488,311

Fund shares outstanding	1,491,968

Net asset value, offering, and redemption price per share	$5.02

Statement of Operations
Year ended November 30, 2015

Investment income
Interest income	$140,591
Total investment income	140,591
Expenses
Investment adviser fees	41,251
Distribution fees	19,407
Filing and registration fees	17,340
Audit fees	5,055
Retirement plan custodial fees	3,255
Printing and postage	2,534
Chief Compliance Officer expenses	1,759
Trustee fees	1,597
Other expenses	892
Custodian fees	356
Legal fees	275
Total gross expenses	93,721
Less adviser fees waived	(34,990)
Less custodian fee credits	(356)
Net expenses	58,375
Net investment income	$82,216

Net realized gain from investments	$484
Net decrease in unrealized appreciation on investments	(39,199)
Net loss on investments	$(38,715)

Net increase in net assets resulting from operations	$43,501

8	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$82,216	$85,429
Net realized gain on investments	484	3,938
Net decrease in unrealized appreciation	(39,199)	(6,886)
Net increase in net assets	43,501	82,481
Distributions to shareowners from
Net investment income	(82,326)	(85,429)
Capital share transactions
Proceeds from sales of shares	1,049,046	1,678,931
Value of shares issued in reinvestment of dividends	81,924	84,582
Cost of shares redeemed	(1,277,499)	(1,393,992)
Net increase (decrease) in net assets	(146,529)	369,521
Total increase (decrease) in net assets	(185,354)	366,573

Net assets
Beginning of year	7,673,665	7,307,092
End of year	7,488,311	7,673,665

Undistributed net investment income	$1,198	$1,308

Shares of the Fund sold and redeemed
Number of shares sold	208,638	332,775
Number of shares issued in reinvestment of dividends	16,293	16,767
Number of shares redeemed	(254,154)	(276,221)
Net increase (decrease) in number of shares outstanding	(29,223)	73,321

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.04	$5.05	$5.07	$5.10	$5.12
Income from investment operations
Net investment income	0.05	0.06	0.06	0.07	0.09
Net loss on securities (both realized and unrealized)	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)
Total from investment operations	0.03	0.05	0.04	0.04	0.07
Less distributions
Dividends (from net investment income)	(0.05)	(0.06)	(0.06)	(0.07)	(0.09)
Total distributions	(0.05)	(0.06)	(0.06)	(0.07)	(0.09)
Paid-in capital from early redemption fees	n/a	n/a	-	0.00¹	0.00¹

Net asset value at end of year	$5.02	$5.04	$5.05	$5.07	$5.10

Total return	0.67%	0.94%	0.82%	0.89%	1.42%

Ratios / supplemental data
Net assets ($000), end of year	$7,488	$7,674	$7,307	$6,689	$6,086
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.21%	1.29%	1.14%	1.26%	1.33%
After fee waivers	0.76%	0.76%	0.76%	0.76%	0.75%
After fee waivers and custodian fee credits	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	1.06%	1.14%	1.20%	1.47%	1.79%
Portfolio turnover rate	13%	14%	50%	26%	14%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	9

Sextant Bond Income Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2015
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Bond Income Fund	-0.47%	3.47%	4.25%	1.17%
Citigroup Broad Investment Grade Bond Index	0.92%	3.06%	4.73%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2005, to an identical amount invested in the Citigroup Broad Investment Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices. The graph shows that an investment in the Fund would have risen to $15,160 versus $15,880 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
United States Treasury Bond (5.375% due 02/15/2031)	6.8%	Municipal General Obligation	20.7%	█
United States Treasury Bond (6.25% due 05/15/2030)	4.1%	Health Care	11.8%	█
American Municipal Power Ohio Rev. (7.20% due 02/15/2029)	4.0%	United States Treasury Bonds	10.9%	█
Becton Dickinson (6.70% due 08/01/2028)	3.8%	Municipal Revenue	9.6%	█
Puget Sound Energy (7.02% due 12/01/2027)	3.7%	Utilities	8.1%	█
EMC (3.375% due 06/01/2023)	3.5%	Financials	7.8%	█
Blaine Co. ID SCD #61 Hailey (5.25% due 08/01/2020)	3.5%	Energy	6.6%	█
Merck & Co. (Schering) (6.50% due 12/01/2033)	3.4%	Materials	5.2%	█
Boeing (6.125% due 02/15/2033)	3.4%	Industrials	5.1%	█
Johnson Co. KS Bldg. Ls./Pr. REV. BAB (4.60% due 09/01/2026)	3.2%	Technology	3.5%	█
		Foreign Government Bonds	2.8%	█
		United States Treasury Notes	2.8%	█
		Other assets (net of liabilities)	5.1%	█

10	November 30, 2015	Annual Report

Sextant Bond Income Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2015

For the fiscal year ended November 30, 2015, the Sextant Bond Income Fund returned -0.47%. This annual return was higher than its Morningstar category peer group, which returned -0.63% during the same period. For the five years ending November 30, 2015, the Fund provided a 3.47% annualized total return versus 6.63% for its Morningstar category peer group. During the year, the Fund's share price declined from $5.26 to $5.07 reflecting rising yield spreads during the year. Net investment income rose from 3.07% to 3.21%. Fund shares outstanding rose 4%. Fund assets were unchanged. The Fund's 30-day yield was 2.99% and its unsubsidized 30-day yield was 2.95%. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio remained at 0.90%.

Factors Affecting Past Performance

The US Federal Reserve Bank tightened monetary conditions slightly in 2015, easing a yield famine that has lasted eight years. Long US Treasury yield rates were essentially unchanged while rising risk premiums pushed investment grade credit spreads wider, especially in the energy and mining sectors. Junk-rated companies acquiring investment grade companies owned by the Fund reduced returns. Long-term high grade municipal and US government bonds posted modest positive returns while investment grade corporate paper posted modest declines. In general, high-yield paper has underperformed since our last report. US inflation failed to reach the Federal Reserve's 2% target and in fact slowed over the last year.

Quantitative easing continued in Europe, Japan, and China, lowering yields and currency exchange rates versus the US dollar. The strong US dollar inflated debt service costs for South Africa, Brazil, Russia, and Venezuela, but did not cause a broad emerging markets debt crisis. New financial risk and bank capital regulations reduced secondary market liquidity in investment grade bonds.

The Fund maintained its dollar-weighted average maturity within the "under normal circumstances" 10-year area while leaving average credit quality unchanged. The Fund added to US Treasury bonds and high-grade taxable corporates, while the taxable municipal bond proportion declined.

Looking Forward

Central banks have fully explored their monetary powers and are now as likely to reduce accommodative programs as expand them. The lethargic velocity of money, pervasive weak inflation, and slack economic growth rates have defined the limited effectiveness of these crisis abatement policies.

Central bank bond market intervention will continue in Europe, China, and Japan, depressing yields and currency values for another year. However, US investors will have more influence in the determination of yields and spreads. The normalization of the US bond market will likely continue for a second year. This should be welcome news for bond investors who may now earn more rational real returns for the risks they assume even while nominal yields remain close to historic lows.

Currencies should continue to be a major influence on bond returns. Large currency devaluations, either intentional or uncontrolled, can lead to rising local inflation and higher currency-centric interest rates as in Venezuela, Russia, South Africa, and Brazil. However, these sovereign conditions will continue to be domestic, not global, concerns. For debtors with weak revenue and balance sheets, or a negative balance of payments, borrowing costs may rise. Regional geopolitical concerns may boost risk premiums as well.

US dollar bond yields are among the highest in the world and are backed by a strong US dollar. The structural demand for bonds from retirees continues to expand. US inflation expectations will remain anchored by a strong US dollar even as the deflationary impact of weak commodity prices declines. Crisis-driven government deficit spending and borrowing is giving way to greater fiscal discipline and slowing bond issuance. As inflation continues to slow, rising real yields in the long end of the market offer additional appeal.

We will strive to maintain the high overall credit quality of the portfolio. While the risk/return profile of lower-rated paper has improved, the less liquid nature of lower rated paper is a new concern.

Considering the volatile price corrections in currency, real estate, commodity, and equity markets over the last 10 years, the relatively stable return of a diversified portfolio of long-term investment grade bonds may bolster your conviction to stay fully invested and help you earn higher returns over longer holding periods.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Long-Term Bond" category. The Fund's 12-month return (-0.47%) was less than 1% above the Morningstar™ category average (-0.63%) at month-end November 30, 2015. Therefore, no performance adjustment was made, and the basic annual management fee of 0.50% was charged for the month of December 2015. Note that the management fee is partially waived due to the adviser's voluntary cap on total Fund expenses.

November 30, 2015	Annual Report	11

Sextant Bond Income Fund

Schedule of Investments
Corporate Bonds — 48.1%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Energy

Baker Hughes	6.875% due 01/15/2029	$100,000	$121,256	1.5%
Canadian Natural Resources	6.45% due 06/30/2033	225,000	241,452	3.0%
ConocoPhillips	6.00% due 01/15/2020	150,000	170,709	2.1%

		475,000	533,417	6.6%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	238,740	3.0%
St. Pauls Travelers Insurance	5.50% due 12/01/2015	125,000	125,000	1.6%
UBS AG Stamford CT	7.75% due 09/01/2026	200,000	256,368	3.2%

		575,000	620,108	7.8%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	301,347	3.8%
Merck & Co. (Schering)	6.50% due 12/01/2033	215,000	275,418	3.4%
Pharmacia	6.50% due 12/01/2018	100,000	113,131	1.4%
Teva Pharmaceutical	3.65% due 11/10/2021	250,000	252,847	3.2%

		805,000	942,743	11.8%

Industrials

Boeing	6.125% due 02/15/2033	215,000	270,156	3.4%
Deere & Co.	8.10% due 05/15/2030	95,000	134,693	1.7%

		310,000	404,849	5.1%

Materials

Air Products & Chemicals	8.75% due 04/15/2021	50,000	61,274	0.7%
BHP Finance USA	5.25% due 12/15/2015	125,000	125,202	1.6%
Vale Canada (Inco)	7.20% due 09/15/2032	275,000	230,476	2.9%

		450,000	416,952	5.2%

Technology

EMC	3.375% due 06/01/2023	330,000	282,573	3.5%

		330,000	282,573	3.5%

Utilities

Entergy Louisiana	5.40% due 11/01/2024	200,000	228,816	2.9%
Florida Power & Light	5.95% due 10/01/2033	100,000	122,477	1.5%
Puget Sound Energy	7.02% due 12/01/2027	237,000	294,947	3.7%

		537,000	646,240	8.1%

Total Corporate Bonds		3,482,000	3,846,882	48.1%

Government Bonds — 16.5%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	175,000	226,808	2.8%

		175,000	226,808	2.8%

Continued on next page.

12	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments
Government Bonds — 16.5%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

United States Treasury Bonds

United States Treasury Bond	6.25% due 05/15/2030	$225,000	$327,788	4.1%
United States Treasury Bond	5.375% due 02/15/2031	400,000	544,891	6.8%

		625,000	872,679	10.9%

United States Treasury Notes

United States Treasury Note	5.25% due 02/15/2029	170,000	223,789	2.8%

		170,000	223,789	2.8%

Total Government Bonds		970,000	1,323,276	16.5%

Municipal Bonds — 30.3%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Blaine Co. ID SCD #61 Hailey	5.25% due 08/01/2020	250,000	277,352	3.5%
City of Burlington Taxable GO 2009 Series B	5.75% due 11/01/2028	160,000	153,840	1.9%
Dell Rapids SCD 49-3	6.257% due 01/15/2030	200,000	219,168	2.7%
Dupage Co. IL SCD #502	5.50% due 01/01/2026	150,000	162,807	2.0%
Idaho Hsg. & Fin. GARVEE BAB A-2	5.379% due 07/15/2020	180,000	197,890	2.5%
Milan Co. MI Area Schools	6.45% due 05/01/2024	150,000	168,876	2.1%
San Marcos Texas ULTD GO BAB	6.028% due 08/15/2030	200,000	224,800	2.8%
Springville UT GO BAB	5.30% due 05/01/2031	240,000	252,948	3.2%

		1,530,000	1,657,681	20.7%

Revenue

American Municipal Power Ohio Rev.	7.20% due 02/15/2029	250,000	315,300	4.0%
Johnson Co. KS Bldg. Ls./Pr. REV. BAB	4.60% due 09/01/2026	250,000	257,167	3.2%
Oklahoma City Fin. Auth. Ed. Lease Rev.	6.60% due 09/01/2022	160,000	191,010	2.4%

		660,000	763,477	9.6%

Total Municipal Bonds		2,190,000	2,421,158	30.3%

Total investments	(Cost = $7,396,098)	$6,642,000	7,591,316	94.9%
Other assets (net of liabilities)			406,723	5.1%
Total net assets			$7,998,039	100.0%

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	18.9%	█
Rated "Aa1"	2.1%	█
Rated "Aa2"	4.3%	█
Rated "Aa3"	3.5%	█
Rated "A1"	9.9%	█
Rated "A2"	20.1%	█
Rated "A3"	7.0%	█
Rated "Baa1"	6.2%	█
Rated "Baa2"	8.6%	█
Rated "Baa3"	3.2%	█
Not rated	11.1%	█
Other assets (net of liabilities)	5.1%	█

Source: Moody's Investors Services.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	13

Sextant Bond Income Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $7,396,098)	$7,591,316
Cash	289,313
Interest receivable	107,075
Receivable for Fund shares sold	18,710
Insurance reserve premium	401
Total assets	8,006,815
Liabilities
Payable to affilliates	5,201
Accrued expenses	3,147
Accrued distribution fee	381
Distributions payable	47
Total liabilities	8,776
Net assets	$7,998,039

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,836,011
Accumulated net realized loss	(33,190)
Unrealized net appreciation on investments	195,218
Net assets applicable to Fund shares outstanding	$7,998,039

Fund shares outstanding	1,577,563

Net asset value, offering, and redemption price per share	$5.07

Statement of Operations
Year ended November 30, 2015

Investment income
Interest income	$337,707
Total investment income	337,707
Expenses
Investment adviser fees	32,743
Distribution fees	20,578
Filing and registration fees	16,895
Audit fees	5,055
Printing and postage	2,617
Retirement plan custodial fees	2,243
Chief Compliance Officer expenses	1,907
Trustee fees	1,510
Other expenses	909
Custodian fees	380
Legal fees	247
Total gross expenses	85,084
Less adviser fees waived	(10,975)
Less custodian fee credits	(380)
Net expenses	73,729
Net investment income	$263,978

Net realized gain on securities sold	$1,250
Net decrease in unrealized appreciation on investments	(311,261)
Net loss on investments	$(310,011)

Net decrease in net assets resulting from operations	$(46,033)

14	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$263,978	$228,301
Net realized gain on investments	1,250	3,415
Net increase (decrease) in unrealized appreciation	(311,261)	312,644
Net increase (decrease) in net assets	(46,033)	544,360
Distributions to shareowners from
Net investment income	(264,141)	(228,208)
Capital share transactions
Proceeds from sales of shares	740,349	746,755
Value of shares issued in reinvestment of dividends	262,643	226,784
Cost of shares redeemed	(661,368)	(440,533)
Net increase in net assets	341,624	533,006
Total increase in net assets	31,450	849,158

Net assets
Beginning of year	7,966,589	7,117,431
End of year	7,998,039	7,966,589

Undistributed net investment income	$-	$93

Shares of the Fund sold and redeemed
Number of shares sold	141,527	144,870
Number of shares issued in reinvestment of dividends	50,545	43,873
Number of shares redeemed	(127,717)	(86,173)
Net increase in number of shares outstanding	64,355	102,570

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.26	$5.05	$5.41	$5.19	$5.03
Income from investment operations
Net investment income	0.17	0.16	0.17	0.17	0.18
Net gain (loss) on securities (both realized and unrealized)	(0.19)	0.21	(0.36)	0.22	0.16
Total from investment operations	(0.02)	0.37	(0.19)	0.39	0.34
Less distributions
Dividends (from net investment income)	(0.17)	(0.16)	(0.17)	(0.17)	(0.18)
Total distributions	(0.17)	(0.16)	(0.17)	(0.17)	(0.18)
Paid-in capital from early redemption fees	n/a	n/a	-	-	0.00¹

Net asset value at end of year	$5.07	$5.26	$5.05	$5.41	$5.19

Total return	(0.47)%	7.40%	(3.59)%	7.64%	6.95%

Ratios / supplemental data
Net assets ($000), end of year	$7,998	$7,967	$7,117	$7,922	$6,786
Ratio of expenses to average net assets
Before fee waivers and custodian fee credits	1.03%	1.27%	1.12%	1.36%	1.26%
After fee waivers	0.90%	0.91%	0.90%	0.91%	0.91%
After fee waivers and custodian fee credits	0.90%	0.90%	0.89%	0.90%	0.90%
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	3.21%	3.07%	3.23%	3.23%	3.56%
Portfolio turnover rate	4%	13%	8%	6%	14%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	15

Sextant Core Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2015
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Core Fund	-4.38%	4.90%	n/a	1.10%
Dow Jones Moderate US Portfolio Index	-0.50%	6.97%	5.79%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2007 (the Fund's inception), to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $13,645 versus $15,091 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Portfolio Diversification
	% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	2.3%	3.4%
Consumer Discretionary	4.6%	2.9%
Consumer Staples	8.2%	n/a
Energy	7.7%	1.2%
Financials	5.9%	8.8%
Foreign Government	n/a	4.6%
Health Care	12.4%	1.2%
Industrials	3.3%	3.7%
Materials	4.1%	1.3%
Mortgage Finance	n/a	2.4%
Municipal General Obligation	n/a	2.6%
Municipal Revenue	n/a	2.6%
Technology	5.2%	1.2%
Utilities	3.4%	n/a
Total	57.1%	35.9%

Top Ten Holdings
% of Total Net Assets
Republic of Chile (3.875% due 08/05/2020)	2.5%
Fannie Mae (2.00% due 05/16/2017)	2.4%
Lowe's	2.3%
Nestle ADS	2.2%
Bellsouth Capital Funding (7.875% due 02/15/2030)	2.1%
PepsiCo	2.1%
Biogen	2.0%
Express Scripts	2.0%
Oracle	1.9%
3M	1.8%

Asset Allocation
% of Total Net Assets
Equity Securities	57.1%	█
Fixed Income Securities	35.9%	█
Other assets (net of liabilities)	7.0%	█

16	November 30, 2015	Annual Report

Sextant Core Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2015

Fiscal 2015 started strong with optimism for corporate earnings growth remaining steady. However, concerns regarding the oversupply of oil and a possible financial crisis in China dominated headlines as the year wore on. Investors appear to see more than a supply issue for oil as prices continue to fall. Coincident with this both the World Bank and the International Monetary Fund lowered their expectations for global GDP growth.

The Federal Reserve added to investor angst as it signaled its intention to officially move away from its easy money policy in December. Vice chairman of the Federal Reserve Board of Governors Stanley Fischer indicated that there are more rate hikes to come in 2016. Investors do not appear to share his confidence in the strength of the US economy as capital market returns underwhelmed into the fiscal year end. Even with yields at very low levels, US stocks only managed to modestly outperform bonds. Against this backdrop the Sextant Core Fund reports a -4.38% return compared with a -0.50% return for the Dow Jones Moderate Portfolio Index.

Factors Affecting Past Performance

The Fund's underperformance can be tied to allocation issues as well as risk retraction. More broadly, the Fund has been hurt by a strengthening US dollar. Stocks with significant exposure to commodity currencies, such as Toronto-Dominion Bank, Canadian National Railway, and Brazilian companies Ambev and CCR, faced pressure as local currencies depreciated against the US dollar. The Fund holds a position in a local currency-denominated New Zealand bond that also saw declines in US dollar terms.

Equities

The Sextant Core Fund's mandate requires a 60% weight in equity securities, with two-thirds of that being US-domiciled companies and one-third foreign-domiciled companies. While we view this diversification as benefiting investors over the long term, non-US equities have underperformed in the current risk-off environment. Moving beyond this, the Fund remains underweight versus its benchmark in Technology and Consumer Discretionary, and overweight Energy. Unfortunately, these allocations were not supportive of active returns as the Consumer Discretionary sector saw the strongest performance of any sector. Indeed, Fund's investment in Prada did not perform well as Chinese luxury goods consumption saw significant decline. The Fund's overweight position in the Energy sector also contributed to negative allocation impacts.

Fixed Income

In anticipation of the Federal Reserve's tightening monetary policy stance, the yield curve flattened, and yield spreads between two-year and 10-year Treasurys declined by -0.44%. However, the change in policy has not significantly impacted long-term yields, in part due to heightened volatility that leads investors toward "safer" investments.

The Fund remains overweight corporate debt relative to the benchmark. The Fund also reduced its credit risk exposure by gradually improving its overall credit profile — a strategy that appeared to pay off with the fixed income portion of the portfolio outperforming the related fixed income portion of the benchmark by a modest 6 basis points. Municipal bonds also have helped the Fund as they continue to trade at yields much wider than we have traditionally seen, even more than six years following the global financial crisis.

Looking Forward

Capital markets continue to experience significant downward pressure. Concerns over falling oil prices are stoking fears of economic weakness, and this is resulting in broad, indiscriminate market movements. We remain focused on fundamentals, believing that they will support equity returns in the long run, and we continue to examine opportunities as they arise.

The question for 2016 is how corporations will add to shareholder value in the face of slow earnings growth. Low growth tends to be associated with higher volatility as small misses in earnings estimates become more meaningful in terms of equity valuations. In a low-growth environment active management becomes more important than ever in our view.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "Moderate Allocation" category. The Fund's 12-month return (-4.38%) was more than two percent below the Morningstar™ category average (-0.84%) as of November 30, 2015. Therefore, the basic annual management fee of 0.50% was decreased by the maximum 0.20% to 0.30% for the month of December 2015.

November 30, 2015	Annual Report	17

Sextant Core Fund

Schedule of Investments
Common Stocks — 57.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
SK Telecom ADR	6,000	$166,800	$133,680	South Korea	1.6%
Telenor	3,500	81,385	60,900	Norway	0.7%

		248,185	194,580		2.3%

Consumer Discretionary

Airlines
Delta Air Lines	1,500	66,563	69,690	United States	0.8%
LATAM Airlines ADS²	13,048	155,136	72,025	Chile	0.9%
		221,699	141,715		1.7%

Automobiles
Bayerische Motoren Werke	500	55,812	54,432	Germany	0.6%

Home Products Stores
Lowe's	2,500	105,592	191,500	United States	2.3%

		383,103	387,647		4.6%

Consumer Staples

Beverages
Ambev ADR	15,000	85,110	71,550	Brazil	0.8%
PepsiCo	1,750	138,823	175,280	United States	2.1%
		223,933	246,830		2.9%

Household Products
Procter & Gamble	2,000	151,282	149,680	United States	1.8%
Unilever ADS	2,500	86,545	107,125	United Kingdom	1.3%
		237,827	256,805		3.1%

Packaged Food
Nestle ADS	2,500	187,304	184,850	Switzerland	2.2%

		649,064	688,485		8.2%

Energy

Exploration & Production
ConocoPhillips	2,000	103,522	108,100	United States	1.3%
Devon Energy	2,300	146,397	105,823	United States	1.2%
		249,919	213,923		2.5%

Integrated Oils
Statoil ADS	6,003	137,465	92,266	Norway	1.1%
Total ADS	2,100	113,290	103,845	France	1.2%
		250,755	196,111		2.3%

Midstream — Oil & Gas
Williams Companies	3,000	72,447	109,680	United States	1.3%

Refining & Marketing
Phillips 66	1,500	116,217	137,295	United States	1.6%

		689,338	657,009		7.7%

Continued on next page.

18	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments
Common Stocks — 57.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Banks
PNC Bank	1,250	$83,780	$119,388	United States	1.4%
Skandinaviska Enskilda Banken	10,000	105,592	106,198	Sweden	1.3%
Toronto-Dominion Bank	3,500	140,270	142,870	Canada	1.7%
		329,642	368,456		4.4%

REITS
Welltower	2,000	146,876	126,380	United States	1.5%

		476,518	494,836		5.9%

Health Care

Biotech
Biogen²	600	197,094	172,116	United States	2.0%
Medivation²	3,000	114,326	126,840	United States	1.5%
		311,420	298,956		3.5%

Health Care Supply Chain
Express Scripts²	2,000	78,650	170,960	United States	2.0%

Large Pharma
Johnson & Johnson	900	54,761	91,116	United States	1.1%
Novo Nordisk ADS	2,750	51,711	151,168	Denmark	1.8%
		106,472	242,284		2.9%

Life Science Equipment
Abbott Laboratories	2,000	66,354	89,840	United States	1.1%

Specialty Pharma
Akorn²	4,000	150,841	133,200	United States	1.6%
Allergan²	350	106,352	109,862	Ireland	1.3%
		257,193	243,062		2.9%

		820,089	1,045,102		12.4%

Industrials

Commercial & Residential Building Equipment & Systems
Honeywell International	1,250	67,321	129,938	United States	1.6%

Flow Control Equipment
Parker Hannifin	500	29,672	52,330	United States	0.6%

Rail Freight
Canadian National Railway	1,600	40,237	95,600	Canada	1.1%

		137,230	277,868		3.3%

Materials

Base Metals
South 32²	260	2,116	1,097	Australia	0.1%

Basic & Diversified Chemicals
Praxair	700	44,349	78,960	United States	0.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	19

Sextant Core Fund

Schedule of Investments
Common Stocks — 57.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials (continued)

Containers & Packaging
3M	975	$83,159	$152,665	United States	1.8%

Specialty Chemicals
RPM International	2,000	51,772	93,960	United States	1.1%

Steel Raw Materials Suppliers
BHP Billiton ADS	650	29,750	17,342	Australia	0.2%

		211,146	344,024		4.1%

Technology

Infrastructure Software
Oracle	4,000	156,416	155,880	United States	1.9%

Semiconductor Devices
Qualcomm	1,750	109,359	85,383	United States	1.0%
Xilinx	2,500	101,992	124,225	United States	1.5%
		211,351	209,608		2.5%

Semiconductor Manufacturing
Taiwan Semiconductor ADS	3,034	23,594	69,054	Taiwan	0.8%

		391,361	434,542		5.2%

Utilities

Integrated Utilities
NextEra Energy	1,250	90,644	124,825	United States	1.5%

Power Generation
NRG Energy	5,000	130,306	61,800	United States	0.7%

Utility Networks
Sempra Energy	1,000	67,669	99,230	United States	1.2%

		288,619	285,855		3.4%

Total Common Stocks		$4,294,653	$4,809,948		57.1%

Corporate Bonds — 23.7%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Communications

America Movil	5.00% due on 03/30/2020	$100,000	$109,351	1.3%
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	179,378	2.1%

		250,000	288,729	3.4%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	140,370	1.7%
Stanford University	4.013% due 05/01/2042	100,000	100,708	1.2%

		250,000	241,078	2.9%

Continued on next page

20	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments
Corporate Bonds — 23.7%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Energy

Boardwalk Pipelines	5.50% due 02/01/2017	$100,000	$101,640	1.2%

		100,000	101,640	1.2%

Financials

American Express	5.50% due 09/12/2016	100,000	103,432	1.2%
Blackstone Holdings	5.875% due 03/15/2021	100,000	114,849	1.4%
Branch Banking & Trust	5.625% due 09/15/2016	100,000	103,506	1.2%
General Electric Capital	5.35% due 04/15/2022	101,000	113,461	1.3%
NASDAQ OMX Group	5.55% due 01/15/2020	50,000	55,125	0.7%
PartnerRe Finance	5.50% due 06/01/2020	100,000	109,684	1.3%
Western Union	5.93% due 10/01/2016	30,000	31,139	0.4%
Wilmington Trust	8.50% due 04/02/2018	100,000	113,338	1.3%

		681,000	744,534	8.8%

Health Care

Becton Dickinson	3.125% due 11/08/2021	100,000	101,355	1.2%

		100,000	101,355	1.2%

Industrials

Emerson Electric	5.375% due 10/15/2017	100,000	107,110	1.3%
John Deere Capital	2.25% due 06/07/2016	100,000	100,870	1.2%
Ryder System	5.85% due 11/01/2016	100,000	104,184	1.2%

		300,000	312,164	3.7%

Materials

Air Products & Chemicals	4.375% due 08/21/2019	100,000	107,365	1.3%

		100,000	107,365	1.3%

Technology

Cisco Systems	2.90% due 03/04/2021	100,000	103,306	1.2%

		100,000	103,306	1.2%

Total Corporate Bonds		1,881,000	2,000,171	23.7%

Government Agency Bonds — 2.4%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Mortgage Finance

Fannie Mae	2.00% due 05/16/2017	200,000	201,400	2.4%

		200,000	201,400	2.4%

Government Bonds — 4.6%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

Foreign Government Bonds

Government of Mexico	4.00% due 10/02/2023	100,000	102,000	1.2%
New Zealand Government	5.50% due 04/15/2023	100,000	75,641	0.9%
Republic of Chile	3.875% due 08/05/2020	200,000	213,500	2.5%

		400,000	391,141	4.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	21

Sextant Core Fund

Schedule of Investments
Municipal Bonds — 5.2%	Coupon/Maturity	Face Amount	Market Value	Percentage of Assets

General Obligation

Lake Washington SCD #414 WA BAB	4.906% due 12/01/2027	$100,000	$108,846	1.3%
Skagit SCD #1	4.613% due 12/01/2022	100,000	111,402	1.3%

		200,000	220,248	2.6%

Revenue Bonds

New York City Housing Dev. Corp	2.65% due 05/01/2021	100,000	101,008	1.2%
Tacoma WA Elec. Sys. Revenue	5.966% due 01/01/2035	100,000	120,741	1.4%

		200,000	221,749	2.6%

Total Municipal Bonds		$400,000	441,997	5.2%

Total investments	(Cost = $7,335,650)		7,844,657	93.0%
Other assets (net of liabilities)			590,833	7.0%
Total net assets			$8,435,490	100.0%
¹ Country of domicile ² Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "Aaa"	5.8%	█
Rated "Aa1"	1.3%	█
Rated "Aa2"	1.2%	█
Rated "Aa3"	3.9%	█
Rated "A1"	2.5%	█
Rated "A2"	6.3%	█
Rated "A3"	5.0%	█
Rated "Baa1"	1.2%	█
Rated "Baa2"	1.6%	█
Rated "Baa3"	1.9%	█
Rated "Ba2"	1.7%	█
Not rated	3.5%	█
Equity	57.1%	█
Other assets (net of liabilities)	7.0%	█

Source: Moody's Investors Services.

22	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value Cost $7,335,650)	$7,844,657
Cash	600,009
Dividends and interest receivable	47,590
Receivable for Fund shares sold	4,013
Total assets	8,496,269
Liabilities
Payable for security purchases	36,227
Payable for Fund shares redeemed	10,854
Accrued expenses	7,621
Payable to affiliates	5,675
Accrued distribution fee	402
Total liabilities	60,779
Net assets	$8,435,490

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$7,926,505
Unrealized net appreciation on investments	508,985
Net assets applicable to Fund shares outstanding	$8,435,490

Fund shares outstanding	749,728

Net asset value, offering, and redemption price per share	$11.25

Statement of Operations
Year ended November 30, 2015

Investment income
Dividends (net of foreign tax of $3,883)	$111,850
Interest income	101,280
Total investment income	213,130
Expenses
Investment adviser fees	34,795
Distribution fees	21,733
Filing and registration fees	17,036
Audit fees	5,056
Printing and postage	2,517
Retirement plan custodial fees	2,272
Chief Compliance Officer expenses	2,006
Trustee fees	1,317
Other expenses	951
Custodian fees	456
Legal fees	235
Total gross expenses	88,374
Less custodian fee credits	(456)
Net expenses	87,918
Net investment income	$125,212

Net realized gain from investments and foreign currency	$326,144
Net decrease in unrealized appreciation on investments and foreign currency	(844,488)
Net loss on investments	$(518,344)

Net decrease in net assets resulting from operations	$(393,132)

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	23

Sextant Core Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$125,212	$144,649
Net realized gain on investments	326,144	262,043
Net increase (decrease) in unrealized appreciation	(844,488)	191,151
Net increase (decrease) in net assets	(393,132)	597,843
Distributions to shareowners from
Net investment income	(126,362)	(144,495)
Capital gains	(325,045)	(86,744)
Total distriubtions	(451,407)	(231,239)
Capital share transactions
Proceeds from sales of shares	1,411,567	1,821,837
Value of shares issued in reinvestment of dividends	451,407	231,239
Cost of shares redeemed	(1,238,902)	(723,651)
Net increase in net assets	624,072	1,329,425
Total increase (decrease) in net assets	(220,467)	1,696,029

Net assets
Beginning of year	8,655,957	6,959,928
End of year	8,435,490	8,655,957

Shares of the Fund sold and redeemed
Number of shares sold	115,898	146,027
Number of shares issued in reinvestment of dividends	40,125	18,603
Number of shares redeemed	(102,604)	(58,902)
Net increase in number of shares outstanding	53,419	105,728

Financial Highlights	For year ended Nov. 30,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$12.43	$11.78	$10.81	$10.35	$10.06
Income from investment operations
Net investment income	0.18	0.21	0.20	0.14	0.15
Net gain (loss) on securities (both realized and unrealized)	(0.72)	0.78	0.98	0.46	0.29
Total from investment operations	(0.54)	0.99	1.18	0.60	0.44
Less distributions
Dividends (from net investment income)	(0.18)	(0.21)	(0.21)	(0.14)	(0.15)
Distributions (from capital gains)	(0.46)	(0.13)	-	-	-
Total distributions	(0.64)	(0.34)	(0.21)	(0.14)	(0.15)
Paid-in capital from early redemption fees	n/a	n/a	-	-	0.00¹

Net asset value at end of year	$11.25	$12.43	$11.78	$10.81	$10.35

Total return	(4.38)%	8.41%	10.96%	5.75%	4.42%

Ratios / supplemental data
Net assets ($000), end of year	$8,435	$8,656	$6,960	$7,119	$5,802
Ratio of expenses to average net assets
Before custodian fee credits	1.02%	1.17%	1.01%	1.32%	1.14%
After custodian fee credits	1.01%	1.16%	1.01%	1.32%	1.13%
Ratio of net investment income after custodian fee credits to average net assets	1.44%	1.88%	1.68%	1.29%	1.56%
Portfolio turnover rate	24%	14%	29%	19%	13%
¹ Amount is less than $0.01

24	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2015
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Global High Income Fund	-11.01%	n/a	n/a	1.31%
S&P Global 1200 Index	-0.72%	9.88%	6.12%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 30, 2012 (the Fund's inception), to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world's equity markets. The graph shows that an investment in the Fund would have risen to $10,389 versus $12,747 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.90%. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Portfolio Diversification
% of Total Net Assets
Sectors	Equity	Fixed Income
Communications	4.5%	n/a
Consumer Discretionary	1.6%	11.2%
Consumer Staples	n/a	5.7%
Energy	9.3%	4.0%
Financials	8.0%	3.6%
Foreign Government	n/a	7.3%
Health Care	4.1%	n/a
Industrials	3.6%	3.0%
Materials	9.2%	3.1%
Municipal Revenue	n/a	3.8%
Technology	2.8%	1.5%
Utilities	2.1%	1.6%
Total	45.2%	44.8%

Top Ten Holdings
% of Total Net Assets
Jefferies Group (5.125% due 01/20/2023)	3.6%
Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.0%
Microchip Technology	2.8%
San Miguel (4.875% due 04/26/2023)	2.7%
Total ADS	2.7%
Grupo Bimbo (4.875% due 06/27/2044)	2.5%
Rent-A-Center (6.625% due 11/15/2020)	2.5%
Orange ADS	2.5%
Federal Republic of Brazil (8.50% due 01/05/2024)	2.4%
Novartis ADS	2.3%

Asset Allocation
% of Total Net Assets
Equity Securities	45.2%	█
Fixed Income	44.8%	█
Other assets (net of liabilities)	10.0%	█

November 30, 2015	Annual Report	25

Sextant Global High Income Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2015

The Sextant Global High Income Fund completed fiscal year 2015 with a total return of -11.01%. The Fund paid a qualified income distribution of $0.14 and a regular income distribution of $0.37 on November 30, 2015. Together, these distributions represented 4.87% of average net assets during the year. The 30-day yield was 7.92% at fiscal year-end.

The Fund's fiscal year return lagged its benchmark and peer group: the S&P Global 1200 Index returned -0.72%; the Bloomberg Global High Yield Corporate Bond Index returned -4.64%; and the Morningstar World Allocation peer group category returned an average of -4.13%.

Factors Affecting Past Performance

The US stock market chalked up another win against international benchmarks during the fiscal year. From the Fund's inception in March 2012, the MSCI US Index has returned 59.57%, outperforming the MSCI EAFE Index (non-US developed markets) by 32.37%, and the MSCI Emerging Markets Index by 72.57%. This trend has continued to penalize our Fund for its limited allocation to US stocks (5.17% weight at fiscal year-end).

Total Return Since Inception

China's slowing growth lowered the outlook for raw materials demand, which led to precipitous declines in the stocks of raw materials producers as well as currencies of countries that export commodities. Meanwhile, OPEC's decision a year ago to abandon its longstanding policy of production quotas in order to preserve its members' market share in the face of rising production from US shale fields (among other reasons) resulted in an oil glut, plunging energy prices, and share price declines for energy companies.

As the share prices of energy and raw materials producers declined through the year, we increased our allocation to these sectors, focusing our investments on common stocks of companies with strong balance sheets, low production costs, and attractive dividend yields. The declines in these sectors accelerated throughout the year, and the performance of the Fund lagged relative to benchmarks.

Looking Forward

Equities
US companies' profits and profit margins, having spent several years at record levels, appear now to be rolling over as the energy boom fizzles and the strong dollar penalizes export earnings. Strong employment and wage growth, supported by swelling populism, may further pressure profit margins going forward. We believe such pressure may undermine the thesis of the US as a growth and profit margin oasis in a troubled world, finally leading to a narrowing of US equity valuations relative to international equities.

Fixed Income
High-yield credit spreads have widened considerably during the past year, and we believe the greater dispersion in spreads for various issuers, both domestic and international, offers a much better opportunity set for careful selection now than has been the case in the previous several years.

We expect the general level of US government rates will remain steady as the deflationary aspects of a strong dollar, weak global growth, and falling profitability offset the inflationary pressures of a strong labor market in the US economy.

Foreign Currencies
The US dollar has strengthened considerably against a number of currencies in the past year in anticipation of higher interest rates and stronger growth in the US. Currencies of developing markets countries, as well as those of countries with larger raw materials export markets, have performed particularly poorly against the US dollar. The cycle that propelled commodities' prices higher during the 2000s has rolled over and now turned vicious.

A number of currencies now appear quite attractive relative to the US dollar on the basis of valuation, but their countries also face a host of serious economic and political problems that may make it difficult for these currencies to return toward a "fair" value in the shorter term.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund's return to the return of Morningstar's™ "World Allocation" category. The Fund's 12-month return (-11.01%) was more than two percent below the Morningstar™ category average (-4.13%) at month-end November 30, 2015. Therefore, the basic annual management fee of 0.50% was decreased by the maximum 0.20% to 0.30% for the month of December 2015. Note that significant portions of the Fund's expenses are waived due to the adviser's voluntary cap on total Fund expenses.

26	November 30, 2015	Annual Report

Sextant Global High Income Fund

Schedule of Investments
Common Stocks — 45.2%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Telecom Carriers
Orange ADS	10,000	$147,658	$171,900	France	2.5%
SK Telecom ADS	6,200	82,085	138,136	South Korea	2.0%

		229,743	310,036		4.5%

Consumer Discretionary

Lodging
Whistler Blackcomb Holdings	7,000	75,630	110,233	Canada	1.6%

		75,630	110,233		1.6%

Energy

Exploration & Production
CNOOC ADR	1,400	226,082	155,190	China	2.2%

Integrated Oils
Royal Dutch Shell ADS	3,000	200,418	149,280	United Kingdom	2.2%
Statoil ADS	10,000	186,050	153,700	Norway	2.2%
Total ADS	3,800	202,606	187,910	France	2.7%
		589,074	490,890		7.1%

		815,156	646,080		9.3%

Financials

Banks
Skandinaviska Enskilda Banken	13,000	136,631	138,058	Sweden	2.0%

Diversified Banks
Banco Santander ADS	24,000	213,568	129,600	Spain	1.9%
Itau Unibanco Holding ADS	20,000	207,301	141,600	Brazil	2.0%
		420,869	271,200		3.9%

Private Equity
Apollo Global Management	9,000	149,132	146,970	United States	2.1%

		706,632	556,228		8.0%

Health Care

Large Pharma
GlaxoSmithKline ADS	3,100	143,250	125,581	United Kingdom	1.8%
Novartis ADS	1,900	110,053	161,956	Switzerland	2.3%

		253,303	287,537		4.1%

Industrials

Infrastructure Construction
Hopewell Highway Infrastructure	325,000	168,010	155,256	China	2.2%
CCR	30,000	174,956	99,328	Brazil	1.4%

		342,966	254,584		3.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	27

Sextant Global High Income Fund

Schedule of Investments
Common Stocks — 45.2%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	7,000	$204,933	$141,540	Canada	2.1%

Base Metals
South 32²	29,000	188,164	122,380	Australia	1.8%

Basic & Diversified Chemicals
Braskem ADS	12,000	94,470	161,280	Brazil	2.3%

Steel Raw Material Suppliers
Anglo American ADR	26,000	191,962	78,780	United Kingdom	1.1%
BHP Billiton	5,000	183,728	133,400	Australia	1.9%
		375,690	212,180		3.0%

		863,257	637,380		9.2%

Technology

Semiconductor Devices
Microchip Technology	4,000	136,113	193,120	United States	2.8%

		136,113	193,120		2.8%

Utilities

Power Generation
Engie ADR	8,500	207,215	147,645	France	2.1%

		207,215	147,645		2.1%

Total Common Stocks		$3,630,015	$3,142,843		45.2%

Corporate Bonds — 33.7%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Consumer Discretionary

ADT	4.125% due 06/15/2023	$150,000	$140,370	United States	2.0%
Best Buy	3.75% due 03/15/2016	62,000	62,496	United States	0.9%
GAP	5.95% due 04/12/2021	100,000	104,772	United States	1.5%
Hanesbrands	6.375% due 12/15/2020	150,000	155,063	United States	2.3%
Rent-A-Center	6.625% due 11/15/2020	200,000	174,000	United States	2.5%
Toys R Us Property II	8.50% due 12/01/2017	150,000	140,625	United States	2.0%

		812,000	777,326		11.2%

Consumer Staples

Elizabeth Arden	7.375% due 03/15/2021	47,000	32,195	United States	0.5%
Grupo Bimbo	4.875% due 06/27/2044	200,000	176,604	Mexico	2.5%
San Miguel	4.875% due 04/26/2023	200,000	189,000	Philippines	2.7%

		447,000	397,799		5.7%

Continued on next page.

28	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments
Corporate Bonds — 33.7%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Energy

Chesapeake Midstream Partners	6.125% due 07/15/2020	$125,000	$124,685	United States	1.8%
Goodrich Petroleum	8.875% due 03/15/2019	400,000	64,000	United States	0.9%
Petrobras International Finance	6.875% due 01/20/2040	50,000	34,625	Brazil	0.5%
Petrobras International Finance	6.75% due 07/27/2041	80,000	54,800	Brazil	0.8%

		655,000	278,110		4.0%

Financials

Jefferies Group	5.125% due 01/20/2023	250,000	252,140	United States	3.6%

		250,000	252,140		3.6%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	209,274	United States	3.0%

		200,000	209,274		3.0%

Materials

Allegheny Technologies	5.875% due 05/15/2023	150,000	120,375	United States	1.7%
AngloGold Ashanti Holdings	5.375% due 04/15/2020	100,000	93,750	South Africa	1.4%

		250,000	214,125		3.1%

Technology

Hewlett Packard	4.65% due 12/09/2021	100,000	100,814	United States	1.5%

		100,000	100,814		1.5%

Utilities

Iberdrola International	5.75% due 02/27/2049	100,000	113,566	Spain	1.6%

		100,000	113,566		1.6%

Total Corporate Bonds		2,814,000	2,343,154		33.7%

Government Bonds — 7.3%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	149,844	Colombia	2.2%
Federal Republic of Brazil	8.50% due 01/05/2024	$750,000	168,648	Brazil	2.4%
Mexico Bonos Desarrollo	6.50% due 06/10/2021	MXN 20,000	126,133	Mexico	1.8%
Republic of South Africa	8.25% due 09/15/2017	ZAR 900,000	63,145	South Africa	0.9%

			507,770		7.3%

Municipal Bonds — 3.8%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Revenue

Colony TX Local Development	7.00% due 10/01/2027	$100,000	$103,423	United States	1.5%
Colony TX Local Development³	7.625% due 10/01/2042	50,000	48,309	United States	0.7%
Colony TX NFM Sales Tax Revenue³	7.25% due 10/01/2033	50,000	48,412	United States	0.7%
Puerto Rico Aqueduct & Sewer³	5.00% due 07/01/2019	85,000	63,334	Puerto Rico	0.9%

		285,000	263,478		3.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	29

Sextant Global High Income Fund

Schedule of Investments

Total investments	(Cost = $7,213,031)	6,257,245	90.0%
Other assets (net of liabilities)		694,414	10.0%
Total net assets		$6,951,659	100.0%
¹ Country of domicile ² Non-income producing ³ Indicates an odd lot. Please refer to page 49-50 for more information regarding odd lots. ADS: American Depositary Share ADR: American Depositary Receipt

Countries

Weightings shown are a percentage of total net assets.

Bond Quality Diversification			(unaudited)
% of Total Net Assets
Rated "A3"	5.7%	█
Rated "Baa1"	0.9%	█
Rated "Baa2"	7.0%	█
Rated "Baa3"	9.0%	█
Rated "Ba2"	5.6%	█
Rated "Ba3"	2.0%	█
Rated "B1"	4.2%	█
Rated "Caa2"	0.5%	█
Rated "Caa3"	0.9%	█
Rated "Ca"	0.9%	█
Not rated	8.1%	█
Equity	45.2%	█
Other assets (net of liabilities)	10.0%	█

Source: Moody's Investors Services.

30	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $7,213,031)	$6,257,245
Cash	616,201
Dividends and interest receivable	98,975
Receivable for Fund shares sold	1,962
Total assets	6,974,383
Liabilities
Distributions payable	8,473
Accrued expenses	6,885
Payable to affiliates	3,769
Payable for Fund shares redeemed	3,265
Accrued distribution fee	332
Total liabilities	22,724
Net assets	$6,951,659

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$8,014,325
Accumulated net realized loss	(106,483)
Unrealized net depreciation on investments	(956,183)
Net assets applicable to Fund shares outstanding	$6,951,659

Fund shares outstanding	782,107

Net asset value, offering, and redemption price per share	$8.89

Statement of Operations
Year ended November 30, 2015

Investment income
Interest income	$284,643
Dividends (net of foreign tax of $17,274)	164,491
Total investment income	449,134
Expenses
Investment adviser fees	32,242
Distribution fees	19,504
Filing and registration fees	18,017
Audit fees	5,055
Printing and postage	1,972
Chief Compliance Officer expenses	1,822
Trustee fees	1,575
Other expenses	869
Retirement plan custodial fees	837
Custodian fees	728
Legal fees	170
Total gross expenses	82,791
Less adviser fees waived	(12,622)
Less custodian fee credits	(728)
Net expenses	69,441
Net investment income	$379,693

Net realized loss from investments and foreign currency	$(43,833)
Net decrease in unrealized appreciation on investments and foreign currency	(1,242,969)
Net loss on investments	$(1,286,802)

Net decrease in net assets resulting from operations	$(907,109)

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	31

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$379,693	$336,435
Net realized gain (loss) on investments	(43,833)	977
Net decrease in unrealized appreciation	(1,242,969)	(68,514)
Net increase (decrease) in net assets	(907,109)	268,898
Distributions to shareowners from
Net investment income	(382,139)	(343,597)
Capital share transactions
Proceeds from sales of shares	1,492,429	1,935,966
Value of shares issued in reinvestment of dividends	373,666	340,179
Cost of shares redeemed	(1,332,329)	(882,337)
Net increase in net assets	533,766	1,393,808
Total increase (decrease) in net assets	(755,482)	1,319,109

Net assets
Beginning of year	7,707,141	6,388,032
End of year	6,951,659	7,707,141

Shares of the Fund sold and redeemed
Number of shares sold	144,244	171,355
Number of shares issued in reinvestment of dividends	42,032	32,244
Number of shares redeemed	(133,404)	(82,125)
Net increase in number of shares outstanding	52,872	121,474

Financial Highlights	For Year ended November 30,			Period ended¹
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	Nov. 30, 2012
Net asset value at beginning of year	$10.57	$10.51	$9.90	$10.00
Income from investment operations
Net investment income	0.52	0.48	0.37	0.18
Net gain (loss) on securities (both realized and unrealized)	(1.68)	0.07	0.63	(0.10)
Total from investment operations	(1.16)	0.55	1.00	0.08
Less distributions
Dividends (from net investment income)	(0.52)	(0.49)	(0.39)	(0.18)
Total distributions	(0.52)	(0.49)	(0.39)	(0.18)

Net asset value at end of year	$8.89	$10.57	$10.51	$9.90

Total return	(11.01)%	5.27%	10.06%	0.76%²

Ratios / supplemental data
Net assets ($000), end of year	$6,952	$7,707	$6,388	$4,730
Ratio of expenses to average net assets
Before fee waivers	1.06%	1.41%	1.25%	1.22%³
After fee waivers	0.90%	0.91%	0.91%	0.90%³
After fee waivers and custodian fee credits	0.89%	0.90%	0.90%	0.90%³
Ratio of net investment income after fee waivers and custodian fee credits to average net assets	4.87%	4.75%	3.87%	3.03%³
Portfolio turnover rate	40%	11%	23%	32%²
¹ Operations commenced March 30, 2012 ² Not annualized ³ Annualized

32	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2015
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant Growth Fund	-0.87%	11.61%	6.41%	0.96%
S&P 500 Index	2.75%	14.39%	7.48%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2005, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Fund would have risen to $18,615 versus $20,574 in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Facebook	6.9%	Internet Media	8.6%	█
FLEETCOR Technologies	4.8%	Consumer Finance	7.0%	█
Apple	4.6%	Infrastructure Software	5.8%	█
BlackRock	3.8%	Airlines	5.6%	█
Delta Air Lines	3.4%	Communications Equipment	5.6%	█
Ashland	3.3%	Apparel, Footwear & Accessory Design	5.4%	█
Starbucks	3.0%	Biotech	5.0%	█
TJX Companies	3.0%	Banks	4.9%	█
Signature Bank	2.8%	Application Software	4.3%	█
Under Armour	2.8%	Investment Management	3.8%	█
		Specialty Chemicals	3.3%	█
		Restaurants	3.0%	█
		Specialty Apparel Stores	3.0%	█
		Home Products Stores	2.8%	█
		Food & Drug Stores	2.5%	█
		Industries < 2.5%	21.7%	█
		Other assets (net of liabilities)	7.7%	█

November 30, 2015	Annual Report	33

Sextant Growth Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2015

In the fiscal year ended November 30 the Sextant Growth Fund returned -0.87% versus 6.12% for the Russell 1000 Growth Index and 2.75% for the S&P 500. The Russell 1000 Growth Index is a stock-specific benchmark tracked by domestic equity investors focused on larger capitalization growth companies. The S&P 500 Index is considered a general proxy for large capitalization stock performance in the United States. The Sextant Growth Fund's Morningstar US Large Growth category peer group returned an average of 4.57% during the Fund's fiscal year.

Factors Affecting Past Performance

During fiscal 2015 the Fund suffered from errors of allocation and selection. On the allocation front, relative to the Russell 1000 Growth Index, we were underweight the strongly performing Consumer Discretionary and Consumer Staples sectors, while we were overweight the relatively weak Financial sector. The Fund also had an average cash allocation of just over 9%, which is a performance drag in a rising market.

The allocation headwinds were exacerbated by selection issues, particularly in Health Care, Energy, and Information Technology. Health Care made a negligible contribution to benchmark and Fund returns. While the Fund enjoyed excellent gains from its investment in Salix Pharmaceuticals, which was acquired early in the year, those gains were wiped out by losses in tow of our biotechnology investments.

Energy, which had a very difficult year due to the decline in oil prices, is not a large sector in the index and the Fund was far underweight. Nonetheless, the poor performance of one of the selections led to a large negative contribution to returns.

Information Technology was the most disappointing sector in 2015. We have an overweight exposure to Technology, which provided the single largest contribution to benchmark returns. Information Technology's contribution to the Fund's returns was, however, negative due to significant declines among several tech holdings. Several investments, such as SanDisk, Micron, and Western Digital represent the "traditional" tech world of chips and desktop computers, and we should have been quicker to see the business challenges. In other cases, such as Akamai, the business has come under attack from large, well-funded competitors such as Amazon. Finally, there were a couple of cases where stretched valuations came under pressure during periods of market weakness. In short, it was a performance we look to improve greatly in 2016.

One interesting aspect of market performance over the course of 2015 has been described as the F.A.N.G. phenomenon, an acronym for Facebook, Amazon, Netflix, and Google; stocks that all appreciated dramatically and accounted for a large part of index returns. The Sextant Growth Fund was present in all but Netflix. A substantial overweight allocation to Facebook led to a strong contribution, while the Fund was underweight Amazon and Alphabet (Google).

Looking Forward

Concerns over Fed tightening in the US and the prospect of a major slowdown in economic growth in China have spooked investors. The latter could reverberate throughout the world, especially for those economies dependent on resource exports to China. Unfortunately, many of these countries, such as Brazil, South Africa, and Indonesia, did not take advantage of the boom times to put their houses in order. While the Fund does not invest in companies headquartered outside of the US, it does invest in companies that operate overseas, and we will be diligent in identifying potential risks to our investments. Being a presidential election year also presents a wild card given the divergent economic philosophies of the outsiders from both parties who have made surprisingly strong early showings.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund's return to the average return in Morningstar's "Large Growth" category. The Fund's 12-month return (-0.87%) was more than 2 percent below the Morningstar™ category average (4.57%) at month-end November 30, 2015. Therefore, the basic annual management fee of 0.50% was decreased by the maximum 0.20% to 0.30% for the month of December 2015.

34	November 30, 2015	Annual Report

Sextant Growth Fund

Schedule of Investments
Common Stocks — 92.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Entertainment Content
Walt Disney	9,847	$1,059,724	$1,117,339	2.0%

Internet Media
Alphabet, Class A¹	1,240	636,727	945,934	1.7%
Facebook, Class A¹	37,139	2,571,556	3,875,083	6.9%
		3,208,283	4,821,017	8.6%

		4,268,007	5,938,356	10.6%

Consumer Discretionary

Airlines
Alaska Air	15,250	266,289	1,215,883	2.2%
Delta Air Lines	41,203	471,573	1,914,291	3.4%
		737,862	3,130,174	5.6%

Apparel, Footwear & Accessory Design
Nike, Class B	11,083	1,179,069	1,466,059	2.6%
Under Armour¹	17,972	1,473,860	1,549,546	2.8%
		2,652,929	3,015,605	5.4%

E-Commerce Discretionary
Amazon.com¹	1,125	36,349	747,900	1.3%

Home Improvement
Stanley Black & Decker	4,984	380,802	544,053	1.0%

Home Products Stores
Home Depot	1,464	159,649	196,000	0.4%
Lowe's	17,581	475,334	1,346,705	2.4%
		634,983	1,542,705	2.8%

Other Commercial Services
Ecolab	9,230	1,049,561	1,099,847	2.0%

Restaurants
Starbucks	27,758	1,298,606	1,704,064	3.0%

Specialty Apparel Stores
TJX Companies	23,847	1,548,222	1,683,598	3.0%

		8,339,314	13,467,946	24.1%

Consumer Staples

Food & Drug Stores
CVS Health	15,067	791,143	1,417,654	2.5%

Mass Merchants
Costco Wholesale	6,243	784,598	1,007,745	1.8%

Packaged Food
Hain Celestial Group¹	12,002	509,105	512,485	0.9%

		2,084,846	2,937,884	5.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	35

Sextant Growth Fund

Schedule of Investments
Common Stocks — 92.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Financials

Banks
Signature Bank¹	9,867	$1,395,455	$1,560,466	2.8%
SVB Financial Group¹	8,862	1,197,371	1,174,038	2.1%
		2,592,826	2,734,504	4.9%

Consumer Finance
FLEETCOR Technologies¹	17,487	2,533,598	2,687,927	4.8%
Mastercard, Class A	12,722	1,160,778	1,245,738	2.2%
		3,694,376	3,933,665	7.0%

Diversified Banks
JP Morgan Chase	19,205	1,156,926	1,280,589	2.3%

Investment Management
BlackRock	5,842	1,971,147	2,124,852	3.8%

		9,415,275	10,073,610	18.0%

Health Care

Biotech
Amgen	5,267	555,197	849,409	1.5%
Gilead Sciences	7,064	698,595	748,501	1.3%
Medivation¹	28,370	1,272,746	1,199,484	2.2%
		2,526,538	2,797,394	5.0%

Health Care Supply Chain
Express Scripts¹	11,858	851,657	1,013,622	1.8%

Life Science Equipment
Abbott Laboratories	20,799	646,854	934,291	1.7%

Specialty Pharma
Allergan¹	3,333	1,002,734	1,046,195	1.9%

		5,027,783	5,791,502	10.4%

Industrials

Aircraft & Parts
Boeing	5,000	361,516	727,250	1.3%

Building Sub Contractors
EMCOR	11,693	456,380	589,327	1.1%

Industrial Machinery
Middleby¹	2,241	76,769	246,600	0.4%

Pollution Control Equipment
Hudson Technologies¹	18,453	49,393	56,097	0.1%

		944,058	1,619,274	2.9%

Materials

Specialty Chemicals
Ashland	16,123	1,784,087	1,816,256	3.3%

		1,784,087	1,816,256	3.3%

Continued on next page.

36	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments
Common Stocks — 92.3%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology

Application Software
Adobe Systems¹	11,000	$144,216	$1,006,060	1.8%
Tableau Software¹	14,435	1,390,613	1,400,628	2.5%
		1,534,829	2,406,688	4.3%

Communications Equipment
Apple	21,767	579,502	2,576,125	4.6%
F5 Networks¹	5,266	398,278	542,398	1.0%
		977,780	3,118,523	5.6%

Infrastructure Software
Akamai Technologies¹	21,403	1,432,335	1,233,027	2.2%
Microsoft	22,757	1,052,448	1,236,843	2.2%
Splunk¹	12,699	876,112	755,591	1.4%
		3,360,895	3,225,461	5.8%

Semiconductor Devices
Micron Technology¹	74,075	1,428,635	1,180,756	2.1%

		7,302,139	9,931,428	17.8%

Total investments		$39,165,509	51,576,256	92.3%
Other assets (net of liabilities)			4,290,882	7.7%
Total net assets			$55,867,138	100.0%
¹ Non-income producing security

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	37

Sextant Growth Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $39,165,509)	$51,576,256
Cash	4,740,140
Receivable for security sales	392,657
Dividends receivable	36,544
Receivable for Fund shares sold	31,793
Insurance reserve premium	1,215
Total assets	56,778,605
Liabilities
Payable for Fund shares redeemed	774,640
Distributions payable	63,398
Accrued expenses	37,803
Payable to affiliates	32,928
Accrued distribution fee	2,698
Total liabilities	911,467
Net assets	$55,867,138

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$43,428,283
Undistributed net investment income	28,044
Accumulated net realized gain	64
Unrealized net appreciation on investments	12,410,747
Net assets applicable to Fund shares outstanding	$55,867,138

Fund shares outstanding	2,324,798

Net asset value, offering, and redemption price per share	$24.03

Statement of Operations
Year ended November 30, 2015

Investment income
Dividends	$588,442
Miscellaneous income	60
Total investment income	588,502
Expenses
Investment adviser fees	266,036
Distribution fees	142,838
Audit fees	42,113
Filing and registration fees	18,957
Chief Compliance Officer expenses	11,969
Printing and postage	8,387
Retirement plan custodial fees	8,247
Trustee fees	7,832
Other expenses	4,929
Custodian fees	2,124
Legal fees	1,267
Total gross expenses	514,699
Less custodian fee credits	(2,124)
Net expenses	512,575
Net investment income	$75,927

Net realized gain from investments	$4,478,668
Net decrease in unrealized appreciation on investments	(5,218,051)
Net loss on investments	$(739,383)

Net decrease in net assets resulting from operations	$(663,456)

38	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$75,927	$28,931
Net realized gain on investments	4,478,668	2,386,445
Net increase (decrease) in unrealized appreciation	(5,218,051)	3,879,903
Net increase (decrease) in net assets	(663,456)	6,295,279
Distributions to shareowners from
Net investment income	(76,776)	(21,000)
Capital gains	(4,478,604)	(2,386,512)
Total distributions	(4,555,380)	(2,407,512)
Capital share transactions
Proceeds from sales of shares	29,831,228	6,390,837
Value of shares issued in reinvestment of dividends	4,491,982	2,396,630
Cost of shares redeemed	(19,100,240)	(3,386,542)
Net increase in net assets	15,222,970	5,400,925
Total increase in net assets	10,004,134	9,288,692

Net assets
Beginning of year	45,863,004	36,574,312
End of year	55,867,138	45,863,004

Undistributed net investment income	$28,044	$28,893

Shares of the Fund sold and redeemed
Number of shares sold	1,128,605	253,008
Number of shares issued in reinvestment of dividends	186,932	90,919
Number of shares redeemed	(730,832)	(133,067)
Net increase in number of shares outstanding	584,705	210,860

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$26.36	$23.92	$20.35	$18.14	$17.70
Income from investment operations
Net investment income	0.03	0.02	0.12	0.08	0.11
Net gains (loss) on securities (both realized and unrealized)	(0.25)	3.88	5.86	2.21	0.43
Total from investment operations	(0.22)	3.90	5.98	2.29	0.54
Less distributions
Dividends (from net investment income)	(0.04)	(0.01)	(0.13)	(0.08)	(0.09)
Distributions (from capital gains)	(2.07)	(1.45)	(2.28)	-	(0.01)
Total distributions	(2.11)	(1.46)	(2.41)	(0.08)	(0.10)
Paid-in capital from early redemption fees	-	n/a	-	0.00¹	0.00¹

Net asset value at end of year	$24.03	$26.36	$23.92	$20.35	$18.14

Total return	(0.87%)	16.29%	29.39%	12.64%	3.07%

Ratios / supplemental data
Net assets ($000), end of year	$55,867	$45,863	$36,574	$25,250	$22,868
Ratio of expenses to average net assets
Before custodian fee credits	0.90%	1.05%	0.94%	1.10%	0.84%
After custodian fee credits	0.90%	1.05%	0.94%	1.10%	0.84%
Ratio of net investment income after custodian fee credits to average net assets	0.13%	0.07%	0.59%	0.42%	0.57%
Portfolio turnover rate	68%	23%	29%	10%	15%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	39

Sextant International Fund

Performance Summary (unaudited)

Average Annual Total Returns as of November 30, 2015
	1 Year	5 Year	10 Year	Expense Ratio¹
Sextant International Fund	-5.58%	1.01%	4.01%	0.78%
MSCI EAFE Index	-2.52%	5.98%	4.11%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2005, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in the Fund would have risen to $14,820 versus $14,966 in the Index .

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. Restated to reflect a reduction in the Advisory and Administrative Services base fee and a reduction in the maximum rate of the performance adjustment, as approved by the Board of Trustees on March 17, 2015. Please see the Statement of Additional Information for the actual amount of fees paid to the adviser for the most recent fiscal year. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Wolters Kluwer	7.9%	Application Software	12.4%	█
ASML	6.8%	Large Pharma	11.1%	█
Novartis ADR	6.5%	Telecom Carriers	8.5%	█
Nice Systems ADS	6.3%	Information Services	7.9%	█
Dassault Systems ADR	6.1%	Semiconductor Manufacturing	6.8%	█
Toyota Motor ADS	5.1%	Banks	6.2%	█
BASF ADR	4.2%	Automobiles	5.1%	█
Toronto-Dominion Bank	4.2%	Specialty Chemicals	4.2%	█
Unilever ADS	4.1%	Household Products	4.1%	█
Belmond, Class A	3.7%	Integrated Oils	4.0%	█
		Lodging	3.7%	█
		Beverages	3.7%	█
		Diversified Banks	3.3%	█
		Specialty Pharma	2.7%	█
		Airlines	2.0%	█
		Industries < 2%	9.7%	█
		Other assets (net of liabilities)	4.6%	█

40	November 30, 2015	Annual Report

Sextant International Fund

Discussion of Fund Performance (unaudited)

Fiscal Year 2015

For the fiscal year ended November 30, 2015, the Sextant International Fund returned -5.58%, while the Fund's benchmark, the MSCI EAFE Index, returned -2.52%.

The Fund's annual expense ratio increased to 1.04% from 0.79% as a result of the fulcrum element of the management fee and a decrease in total assets. During the year, the base management fee was voluntarily lowered by the adviser from 0.60% to 0.50% to help decrease the expense ratio. The Fund paid a year-end income dividend of 25¢ per share. Total Fund assets decreased by -24.3% in fiscal 2015.

Factors Affecting Past Performance

International investing continued unrewarding in 2015 as dollar strength relative to the commodity-based currencies in Australia and Canada, as well as the euro and yen, depressed returns from overseas markets. Unlike Japan's experience in 2013, currency depreciation did not spark stock market rallies. A winding down of the Federal Reserve's quantitative easing program helped the dollar's performance, but money remains loose as central banks in Japan, Europe, and elsewhere further their stimulus efforts. A deflationary environment in Europe supports such plans, especially in the wake of collapsing commodity prices and sovereign rates that in countries such as Sweden have moved into negative territory at the short end of the curve.

Following its past sector allocations, the Fund continued to stand with its Tech foot forward. Technology was the only sector to have made a meaningful move up over the trailing 12 months. The other sectors lagged behind. The Fund's negative relative return for the period was anchored in the overweighting of a select few Telecom companies. Note that the drag on return from the Energy and Materials sectors pulled the index into negative territory. The Fund, holding similar weights to the index in those sectors, followed suit.

The Fund diversifies across industries and countries, favoring larger and more established companies that are more stable in difficult times. As conservative managers we are less likely to exceed market returns when prices are rising than in weak market environments.

Our portfolio has more than 5% invested in companies headquartered in the Netherlands, Canada, France, Japan, Switzerland, and Israel. The European Union makes up the largest allocation by economic group, with holdings in several large multinational enterprises. Canada has our second largest country allocation, and its resource-based economy continued to suffer from falling global (read China) demand for commodities. We now hold only small positions in the oil and materials industries.

Our largest holding Wolters Kluwer, a Dutch information services provider, contributed a 21.45% US-dollar return. The Fund's largest sector exposure is Technology, which includes our second largest security position in ASML Holding, another Dutch firm that provides lithographic systems for the manufacture of complex integrated circuits. Health Care, our second-largest sector allocation, focuses on major pharmaceutical companies. Unfortunately, our largest position Novartis suffered a -9.46% total return. Consumer Discretionary, Financials, Communications, and Consumer Staples follow as our next largest sectors.

Looking Forward

The world markets are volatile, with both opportunities and risks caused by collapses in commodity prices and slowing of many economies. It's been a long albeit slow expansion since the Great Recession of 2008-2009, with a relatively high risk of another recession in 2016. Economies such as Brazil and Venezeula are operating at depression levels. Continued war in the Middle East is spreading to Europe (immigrants), Russia (Ukraine, Syria), and Africa. The US benefits from its energy security, while Europe's dependency on Russian energy decreases. Nonetheless, improved competitiveness spurred by weak currencies and a global boost to discretionary incomes courtesy of the oil price tax cut could lead to better fortunes for global exporters.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund's return to the average return of Morningstar's™ "Foreign Large Blend" category. The Fund's 12-month return (-5.58%) was more than two percent below the Morningstar™ category average (-3.26%) at month-end November 30, 2015. Therefore, the basic annual management fee of 0.50% was decreased by the maximum 0.20% to 0.30% for the month of December 2015.

November 30, 2015	Annual Report	41

Sextant International Fund

Schedule of Investments
Common Stocks — 95.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Publishing & Broadcasting
Pearson ADS	50,000	$495,819	$616,500	United Kingdom	0.8%

Telecom Carriers
BCE	50,000	1,164,294	2,153,000	Canada	2.7%
SK Telecom ADR	30,000	511,437	668,400	South Korea	0.9%
Telefonica ADS	125,868	1,855,551	1,544,400	Spain	2.0%
Telus	50,000	710,475	1,587,500	Canada	2.0%
Turkcell Iletisim Hizmetleri ADS	75,000	1,028,400	714,000	Turkey	0.9%
		5,270,157	6,667,300		8.5%

		5,765,976	7,283,800		9.3%

Consumer Discretionary

Airlines
Copa Holdings, Class A	30,000	1,766,222	1,549,500	Panama	2.0%

Automobiles
Toyota Motor ADS	32,000	2,425,043	3,981,440	Japan	5.1%

E-Commerce Discretionary
MercadoLibre	10,000	829,340	1,232,400	Argentina²	1.6%

Lodging
Belmond, Class A³	288,500	2,720,067	2,913,850	Bermuda	3.7%

		7,740,672	9,677,190		12.4%

Consumer Staples

Beverages
Fomento Economico Mexico ADS	30,000	1,614,722	2,891,400	Mexico	3.7%

Food & Drug Stores
Carrefour ADS	170,000	761,908	1,042,610	France	1.3%

Household Products
Unilever ADS	75,000	2,284,504	3,213,750	United Kingdom	4.1%

		4,661,134	7,147,760		9.1%

Energy

Integrated Oils
Statoil ADS	60,000	1,551,895	922,200	Norway	1.2%
Total ADS	45,000	2,528,346	2,225,250	France	2.8%

		4,080,241	3,147,450		4.0%

Financials

Banks
Australia & New Zealand Banking Group ADS	80,000	1,581,457	1,576,800	Australia	2.0%
Toronto-Dominion Bank	80,000	2,302,163	3,265,600	Canada	4.2%
		3,883,620	4,842,400		6.2%

Continued on next page.

42	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments
Common Stocks — 95.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials (continued)

Diversified Banks
Banco Santander ADS	114,955	$962,132	$620,757	Spain	0.8%
Mitsubishi UFJ Financial Group ADR	300,000	1,472,770	1,938,000	Japan	2.5%
		2,434,902	2,558,757		3.3%

		6,318,522	7,401,157		9.5%

Health Care

Health Care Supply Chain
Sinopharm Group	250,000	798,792	1,049,007	China	1.4%

Large Pharma
Novartis ADR	60,000	3,076,591	5,114,400	Switzerland	6.5%
Novo Nordisk ADS	50,000	612,798	2,748,500	Denmark	3.5%
Sanofi ADS	20,000	958,455	884,400	Denmark	1.1%
		4,647,844	8,747,300		11.1%

Medical Equipment
Koninklijke Philips	20,655	776,683	562,436	Netherlands	0.7%

Specialty Pharma
Shire ADS	10,000	359,660	2,083,600	Ireland	2.7%

		6,582,979	12,442,343		15.9%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	39,000	914,639	788,580	Canada	1.0%

Basic & Diversified Chemicals
Methanex	20,000	690,000	784,400	Canada	1.0%

Specialty Chemicals
BASF ADR	40,000	2,888,666	3,299,200	Germany	4.2%

		4,493,305	4,872,180		6.2%

Technology

Application Software
Dassault Systems ADR	60,000	2,222,944	4,772,700	France	6.1%
Nice Systems ADS	80,000	2,901,033	4,917,600	Israel	6.3%
		5,123,977	9,690,300		12.4%

Electronics Components
Nidec ADS	53,406	514,164	1,035,008	Japan	1.4%

Information Services
Wolters Kluwer	180,000	3,369,276	6,212,460	Netherlands	7.9%

Semiconductor Manufacturing
ASML	57,750	2,144,504	5,354,580	Netherlands	6.8%

		11,151,921	22,292,348		28.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	43

Sextant International Fund

Schedule of Investments
Common Stocks — 95.4%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Utilities

Utility Networks
Korea Electric Power ADS	20,000	$304,261	$423,400	South Korea	0.5%

		304,261	423,400		0.5%

Total investments		$51,099,011	74,687,628		95.4%
Other assets (net of liabilities)			3,607,876		4.6%
Total net assets			$78,295,504		100.0%
¹ Country of domicile unless otherwise indicated ² Denotes a country or region of primary exposure ³ Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Countries

Weightings shown are a percentage of total net assets.

44	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $51,099,011)	$74,687,628
Cash	3,476,533
Dividends receivable	424,931
Receivable for Fund shares sold	22,516
Other receivable	14
Total assets	78,611,622
Liabilities
Payable for Fund shares redeemed	169,986
Accrued expenses	82,241
Payable to affiliates	40,305
Distributions payable	19,819
Accrued distribution fee	3,767
Total liabilities	316,118
Net assets	$78,295,504

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$56,586,531
Accumulated net realized loss on investments	(1,879,635)
Unrealized net appreciation on investments	23,588,608
Net assets applicable to Fund shares outstanding	$78,295,504

Fund shares outstanding	5,454,770

Net asset value, offering, and redemption price per share	$14.35

Statement of Operations
Year ended November 30, 2015

Investment income
Dividends (net foreign tax of $211,488)	$2,315,574
Total investment income	2,315,574
Expenses
Investment adviser fees	554,872
Distribution fees	228,048
Audit fees	53,295
Chief Compliance Officer expenses	24,936
Trustee fees	23,961
Printing and postage	23,704
Filing and registration fees	19,051
Other expenses	13,204
Custodian fees	6,758
Retirement plan custodial fees	6,526
Legal fees	4,615
Total gross expenses	958,970
Less custodian fee credits	(6,758)
Net expenses	952,212
Net investment income	$1,363,362

Net realized loss from investments and foreign currency	$(355,981)
Net decrease in unrealized appreciation on investments and foreign currency	(5,976,716)
Net loss on investments	$(6,332,697)

Net decrease in net assets resulting from operations	$(4,969,335)

The accompanying notes are an integral part of these financial statements.	November 30, 2015	Annual Report	45

Sextant International Fund

Statements of Changes in Net Assets	Year ended Nov. 30, 2015	Year ended Nov. 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$1,363,362	$4,254,685
Net realized gain (loss) on investments	(355,981)	4,357,838
Net decrease in unrealized appreciation	(5,976,716)	(6,367,484)
Net increase (decrease) in net assets	(4,969,335)	2,245,039
Distributions to shareowners from
Net investment income	(1,345,099)	(4,051,997)
Return of capital	(31,767)	-
Total distributions	(1,376,866)	(4,051,997)
Capital share transactions
Proceeds from sales of shares	7,651,821	12,359,533
Value of shares issued in reinvestment of dividends	1,357,046	4,017,129
Cost of shares redeemed	(27,817,215)	(59,135,899)
Net decrease in net assets	(18,808,348)	(42,759,237)
Total decrease in net assets	(25,154,549)	(44,566,195)

Net assets
Beginning of year	103,450,053	148,016,248
End of year	78,295,504	103,450,053

Shares of the Fund sold and redeemed
Number of shares sold	497,102	773,671
Number of shares issued in reinvestment of dividends	94,568	259,672
Number of shares redeemed	(1,822,951)	(3,713,040)
Net decrease in number of shares outstanding	(1,231,281)	(2,679,697)

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$15.47	$15.80	$14.85	$14.41	$15.03
Income from investment operations
Net investment income	0.25	0.65	0.32	0.14	0.12
Net gains (losses) on securities (both realized and unrealized)	(1.11)	(0.35)	0.97	0.44	(0.63)
Total from investment operations	(0.86)	0.30	1.29	0.58	(0.51)
Less distributions
Dividends (from net investment income)	(0.25)	(0.63)	(0.34)	(0.14)	(0.12)
Distributions (from return of capital)	(0.01)	-	-	-	-
Total distributions	(0.26)	(0.63)	(0.34)	(0.14)	(0.12)
Paid-in capital from early redemption fees	n/a	n/a	0.00¹	0.00¹	0.01

Net asset value at end of year	$14.35	$15.47	$15.80	$14.85	$14.41

Total return	(5.58)%	1.88%	8.67%	4.05%	(3.31)%

Ratios / supplemental data
Net assets ($000), end of year	$78,296	$103,450	$148,016	$183,732	$165,126
Ratio of expenses to average net assets
Before custodian fee credits	1.05%	0.80%	0.66%	1.10%	0.88%
After custodian fee credits	1.04%	0.79%	0.66%	1.10%	0.88%
Ratio of net investment income after custodian fee credits to average net assets	1.49%	3.58%	1.69%	0.98%	0.81%
Portfolio turnover rate	0%	3%	7%	10%	7%
¹ Amount is less than $0.01

46	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a "Fund", and collectively, the "Funds"), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies".

Sextant Growth (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant International and Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Investment risks:
Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates — but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund's yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

November 30, 2015	Annual Report	47

Notes To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Short-Term Bond
Corporate Bonds¹	$-	$6,303,475	$-	$6,303,475
Government Bonds¹	$-	$957,638	$-	$957,638
Total Assets	$-	$7,261,113	$-	$7,261,113

Bond Income
Corporate Bonds¹	$-	$3,846,882	$-	$3,846,882
Government Bonds¹	$-	$1,323,276	$-	$1,323,276
Municipal Bonds¹	$-	$2,421,158	$-	$2,421,158
Total Assets	$-	$7,591,316	$-	$7,591,316

Core
Common Stocks
Communications	$133,680	$60,900	$-	$194,580
Consumer Discretionary	333,215	54,432	-	387,647
Consumer Staples	688,485	-	-	688,485
Energy	657,009	-	-	657,009
Financials	388,638	106,198	-	494,836
Health Care	1,045,102	-	-	1,045,102
Industrials	277,868	-	-	277,868
Materials	344,024	-	-	344,024
Technology	434,542	-	-	434,542
Utilities	285,855	-	-	285,855
Total Common Stocks	$4,588,418	$221,530	$-	$4,809,948
Corporate Bonds¹	$-	$2,000,171	$-	$2,000,171
Government Agency Bonds¹	$-	$201,400	$-	$201,400
Government Bonds¹	$-	$391,141	$-	$391,141
Municipal Bonds¹	$-	$441,997	$-	$441,997
Total Assets	$4,588,418	$3,256,239	$-	$7,844,657

Global High Income
Common Stocks
Communications	$310,036	$-	$-	$310,036
Consumer Discretionary	-	110,233	-	110,233
Energy	646,080	-	-	646,080
Financials	418,170	138,058	-	556,228
Health Care	287,537	-	-	287,537
Industrials	-	254,584	-	254,584
Materials	637,380	-	-	637,380
Technology	193,120	-	-	193,120
Utilities	147,645	-	-	147,645
Total Common Stocks	$2,639,968	$502,875	$-	$3,142,843
Corporate Bonds¹	$-	$2,343,154	$-	$2,343,154
Government Bonds¹	$-	$507,770	$-	$507,770
Municipal Bonds
Revenue	-	103,423	160,055	263,478
Total Municipal Bonds	$-	$103,423	$160,055	$263,478
Total Assets	$2,639,968	$3,457,222	$160,055	$6,257,245

48	November 30, 2015	Annual Report

Notes To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Growth
Common Stocks¹	$51,576,256	$-	$-	$51,576,256
Total Assets	$51,576,256	$-	$-	$51,576,256

International
Common Stocks
Communications	$7,283,800	$-	$-	$7,283,800
Consumer Discretionary	9,677,190	-	-	9,677,190
Consumer Staples	7,147,760	-	-	7,147,760
Energy	3,147,450	-	-	3,147,450
Financials	7,401,157	-	-	7,401,157
Health Care	11,393,336	1,049,007	-	12,442,343
Materials	4,872,180	-	-	4,872,180
Technology	16,079,888	6,212,460	-	22,292,348
Utilities	423,400	-	-	423,400
Total Assets	$67,426,161	$7,261,467	$-	$74,687,628

¹ See Schedule of Investments for industry breakout.

During the period ended November 30, 2015, no Fund had transfers between Level 1 and Level 2.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2015 in valuing the Funds' investments carried at value:

Global High Income Level 3 Roll-Forward Municipal Securities
Beginning balance	$89,857
Total unrealized losses	(3,493)
Total realized loss	(8,209)
Purchases	111,150
Sales	(29,250)
Ending Balance	160,055

Odd Lots:
The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of a Fund's holdings may consist of less than a Round Lot and are considered "Odd Lots." Odd

November 30, 2015	Annual Report	49

Notes To Financial Statements (continued)

Lot municipal bonds trade at a discount to Round Lot municipal bonds to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Funds apply a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	$ -0.750
10,000-24,999	-0.625
25,000-49,999	-0.500
50,000-74,999	-0.375
75,000-99,999	$ -0.250
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 – 2014) or expected to be taken in the Funds' 2015 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2015, the reclassification of capital accounts were as follows:

	Short-Term Bond	Bond Income
Undistributed net investment income	$-	$70
Accumulated gains (losses)	-	-
Paid-in capital	-	(70)

	Core	Global High Income
Undistributed net investment income	$1,150	$2,446
Accumulated gains (losses)	(1,099)	5,779
Paid-in capital	(51)	(8,225)

	Growth	International
Undistributed net investment income	$-	$(18,263)
Accumulated gains (losses)	-	18,263
Paid-in capital	-	-

These reclassifications were due to the treatment of foreign currencies, the tax treatment of distributions, and expiring capital loss carryforwards.

Distributions to shareowners:
For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable at the end of each November. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

50	November 30, 2015	Annual Report

Notes To Financial Statements (continued)

NOTE 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee. Effective March 27, 2015, Saturna Capital Corporation and the Board of Trustees agreed to lower the base Advisory Fee from 0.60% to 0.50% of average net assets per annum, payable monthly for each of the Funds and to lower the performance adjustment from 0.30% to 0.20% for the Sextant Growth Fund, Sextant International Fund, and the Sextant Core Fund. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

  For each month in which the Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.
  If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

The Adviser has voluntarily undertaken to limit expenses of Sextant Global High Income and Sextant Bond Income Fund to 0.90%, and Sextant Short-Term Bond Fund to 0.75%, through March 31, 2016. It waives its investment advisory and administrative fee to Sextant Short-Term Bond Fund and Sextant Bond Income Fund completely should assets of such Fund be less than $2 million. For the year ended November 30, 2015, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Short-Term Bond	$41,251	$(34,990)	$-
Bond Income	32,743	(10,975)	-
Core	34,795	n/a	-
Global High Income	32,242	(12,622)	-
Growth	266,036	n/a	-
International	554,872	n/a	-

In accordance with the expense limitation noted above, for the fiscal year ended November 30, 2015, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of .25% of the average net assets of the Funds. During the fiscal year ended November 30, 2015, the Trust paid SBS the following amounts:

12b-1 Fees
Short-Term Bond	$19,407
Bond Income	20,578
Core	21,733
Global High Income	19,504
Growth	142,838
International	228,048

To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2015, the Funds incurred the following amounts:

Retirement plan custodial fees
Short-Term Bond	$3,255
Bond Income	2,243
Core	2,272
Global High Income	837
Growth	8,247
International	6,526

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2015, the Trust incurred compensation expenses of $28,000 which is included in $42,125 of total expenses for the independent Trustees.The Funds paid $37,792 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2015, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Short-Term Bond	$1,759
Bond Income	1,907
Core	2,006
Global High Income	1,822
Growth	11,969
International	24,936

On November 30, 2015, the trustees, officers, and their affiliates as a group owned 30.53%, 33.75%, 45.25%, 50.33%, 8.76% and 5.44% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth, and International Funds, respectively.

November 30, 2015	Annual Report	51

Notes To Financial Statements (continued)

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2014, and 2015, were as follows:

	Year ended Nov. 30, 2015	Year ended Nov. 30, 2014
Short-Term Bond Fund
Ordinary income	$82,326	$85,429
Bond Income Fund
Ordinary income	264,141	228,208
Core Fund
Ordinary income	193,556	144,495
Long-term capital gain¹	257,851	86,744
Global High Income Fund
Ordinary income	382,139	343,597
Growth Fund
Ordinary income	76,776	21,000
Long-term capital gain¹	4,478,604	2,386,512
International Fund
Ordinary income	1,345,099	4,051,997
Return of capital	31,767	-

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2015 was as follows:

	Short-Term Bond	Bond Income
Cost of investments	$7,280,118	$7,396,098
Gross tax unrealized appreciation	23,051	395,560
Gross tax unrealized depreciation	(42,056)	(200,342)
Net tax unrealized appreciation (depreciation)	(19,005)	195,218

	Core	Global High Income
Cost of investments	$7,335,650	$7,213,031
Gross tax unrealized appreciation	1,034,694	328,311
Gross tax unrealized depreciation	(525,687)	(1,284,097)
Net tax unrealized appreciation (depreciation)	509,007	(955,786)

	Growth	International
Cost of investments	$39,165,509	$51,099,011
Gross tax unrealized appreciation	13,417,431	26,539,124
Gross tax unrealized depreciation	(1,006,684)	(2,950,507)
Net tax unrealized appreciation (depreciation)	12,410,747	23,588,617

As of November 30, 2015, components of distributable earnings on a tax basis were as follows:

Short-Term Bond
Undistributed ordinary income	$1,198
Tax accumulated earnings	1,198
Accumulated capital losses	(9,926)
Unrealized appreciation	(19,005)
Total accumulated losses	(27,733)

Bond Income
Accumulated capital losses	$(33,190)
Unrealized appreciation	195,218
Total accumulated earnings	162,028

Core
Unrealized appreciation	$509,007
Other unrealized losses	(22)
Total accumulated earnings	508,985

Global High Income
Accumulated capital losses	$(106,483)
Unrealized depreciation	(955,786)
Other unrealized losses	(397)
Total accumulated losses	(1,062,666)

Growth
Undistributed ordinary income	$28,044
Tax accumulated earnings	28,044
Accumulated capital gains	64
Unrealized appreciation	12,410,747
Total accumulated earnings	12,438,855

International
Accumulated capital losses	$(1,879,635)
Unrealized appreciation	23,588,617
Other unrealized losses	(9)
Total accumulated earnings	21,708,973

52	November 30, 2015	Annual Report

Notes To Financial Statements (continued)

At November 30, 2015, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Short-Term Bond
	$9,926	2016
	9,926

Bond Income
	$12,723	2016
	20,467	2017
	33,190

Global High Income
Long-term loss carryforward	$106,483	Unlimited
	106,483

International
	$1,528,334	2019
Short-term loss carryforward	75,537	Unlimited
Long-term loss carryforward	275,764	Unlimited
	1,879,635

NOTE 6 — Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2015, were as follows:

	Purchases	Sales
Short-Term Bond	$1,189,481	$955,000
Bond Income	912,058	345,000
Core	2,122,377	1,918,644
Global High Income	3,242,494	2,854,575
Growth	45,586,929	34,687,367
International	-	20,997,508

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2015, were as follows:

Custodian Fee Credits
Short-Term Bond	$356
Bond Income	380
Core	456
Global High Income	728
Growth	2,124
International	6,758

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

On December 31, 2015, Scott Klimo, CFA was named portfolio manager and Tyler Howard was named deputy portfolio manager of Sextant Growth Fund.

November 30, 2015	Annual Report	53

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statement of assets and liabilities of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, each a series of Saturna Investment Trust (the "Trust"), including the schedules of investments, as of November 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except with respect for Sextant Global High Income Fund, the financial highlights for each of the three years in the period then ended and for the period March 30, 2012 (commencement of operations) to November 30, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund as of November 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 28, 2016

/s/ Tait, Weller & Baker LL
Tait, Weller & Baker LLP

54	November 30, 2015	Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015, to November 30, 2015).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2015)	Ending Account Value (November 30, 2015)	Expenses Paid During Period¹	Annualized Expense Ratio
Short-Term Bond Fund
Actual	$1,000	$1,001.50	$3.77	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.30	$3.81	0.75%

Bond Income Fund
Actual	$1,000	$987.50	$4.43	0.89%
Hypothetical (5% return before expenses)	$1,000	$1,020.61	$4.51	0.89%

Core Fund
Actual	$1,000	$959.30	$4.41	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.57	$4.55	0.90%

Global High Income Fund
Actual	$1,000	$898.40	$4.18	0.88%
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.45	0.88%

Growth Fund
Actual	$1,000	$979.00	$3.96	0.80%
Hypothetical (5% return before expenses)	$1,000	$1,021.07	$4.04	0.80%

International Fund
Actual	$1,000	$908.40	$4.10	0.86%
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.34	0.86%

¹ Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2015, through November 30, 2015), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

November 30, 2015	Annual Report	55

Trustees and Officers					(unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(photo omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 83	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Nine	None
(photo omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 57	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Nine	None
(photo omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 81	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Nine	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 66	Independent Trustee since 2009	Director, ICI Mutual Insurance Company	Thirteen	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 69	President and Trustee since 1990	Chairman and Director, Saturna Capital Corporation; Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Thirteen	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees. The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2015, the trustees, officers, and their affiliates as a group owned 30.5%, 33.8%, 45.3%, 50.3%, 8.8% and 5.4% of the outstanding shares of Short-Term Bond, Bond Income, Core, Global High Income, Growth and International Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

¹ Mr. Kaiser is an "interested person" of the Trust as an officer of the adviser, Saturna Capital Corporation. He holds the same positions with Amana Mutual Funds Trust, which has four fund portfolios, and is also managed by Saturna Capital Corporation.

56	November 30, 2015	Annual Report

Trustees and Officers (continued)			(unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 62	Vice President since 1994	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services
(photo omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 43	Treasurer since 2002

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

(photo omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 54	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds
(photo omitted)	Thomas R. Phillips¹ 1300 N. State Street Bellingham, WA 98225 Age: 55	Secretary since 2015	Chief Legal Officer, Saturna Capital Corporation Former Partner and Deputy General Counsel, Lord Abbett & Co. LLC
(photo omitted)	Jacob A. Stewart¹ 1300 N. State Street Bellingham, WA 98225 Age: 35	Anti-Money Laundering Officer since 2015	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company

¹ Messrs. McIlvaine, Fankhauser, Lewis, Phillips, and Stewart are "interested persons" of the Trust as officers and/or employees of the adviser, Saturna Capital Corporation. Messrs. Fankhauser, Lewis, Phillips, and Stewart hold the same positions with Amana Mutual Funds Trust, which has four fund portfolios, and is also managed by Saturna Capital Corporation.

November 30, 2015	Annual Report	57

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 6, 2015 the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreements between each Sextant Fund (Bond Income Fund, Global High Income Fund, Growth Fund, International Fund, and Short-Term Bond Fund) (the "Funds") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreements with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Trust and each of the Funds. The Trustees considered that the Funds offer a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, retirement plan and trust services, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Funds. They appreciate Saturna's focus on investors and avoidance of potential conflicts of interest.

The Trustees considered the investment performance of each Fund over time, including comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length each Fund's performance relative to the Fund's Morningstar category for the one-, three-, five- and ten-year periods ended June 30, 2015. The Trustees also considered each Fund's Morningstar rankings (one through five stars) for the one-, three-, five- and ten-year periods, ended as of July 31, 2015.

The Trustees found that the long-term investment performance of the Sextant International Fund, both in absolute numbers and relative to the Morningstar foreign large blend category, remained strong. The Trustees noted that the Fund's average annual total return for the ten-year period ended on June 30, 2015 exceeded the Morningstar category average and ranked in the 31st percentile out of 331 similarly managed funds. The Trustees noted that Sextant Growth Fund average annual total return for the ten-year period ended June 30, 2015, was 0.10% less than the Fund's Morningstar category average, and the Fund ranked in the 51st percentile out of 918 similarly managed funds within the Morningstar category for the same period. The Trustees noted that Sextant Short-Term Bond Fund and Sextant Bond-Income Fund had underperformed their respective Morningstar categories for the ten-year period ended on June 30, 2015.

The Trustees considered the short- and medium-term performance of the Funds, noting that Sextant Short-Term Bond Fund performance for the one-year period ended on June 30, 2015, exceeded the average for the Morningstar short-term bond category for the same period. The Trustees noted that each of the other Funds' one-year performance was below the Fund's respective Morningstar category average. The Trustees also noted that average annual total returns for each Fund were below their respective Morningstar category averages for the three- and five-year periods ended on June 30, 2015.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees also noted certain differences between a Fund and the peer funds within the relevant Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna continued to manage the Funds in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna's focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar assets and investment objectives and strategies. The Trustees considered these comparative data, along with the comparative data published by Morningstar and each Fund's performance relative to its benchmark, to evaluate each Fund's performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Funds and considered the components of each Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna evidenced, in part, by the amount of fees and expenses paid by Saturna out of its own resources (known as "revenue sharing") to unaffiliated intermediaries, as well as Saturna's initiatives to reduce its advisory fees. Recognizing that Saturna pays certain fees and expenses that are often borne by funds, the Trustees appreciated Saturna's efforts to help make the Funds more widely available and less expensive than would otherwise be the case without Saturna's efforts.

The Trustees recognized that the Funds remain relatively small and there have not been opportunities to consider economies of scale. The Trustees noted that Saturna continues to operate the Funds, oftentimes at considerable costs to itself. The Trustees considered whether there are other potential benefits to Saturna in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna's receipt of advisory fees.

(Continued on next page.)

58	November 30, 2015	Annual Report

Renewal of Investment Advisory Contract (continued) (unaudited)

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Funds. They discussed the reasonableness of Saturna's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Funds, including investment advisory services, transfer agency services, shareholder services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading in the Funds' portfolios. The Trustees also noted that Saturna's affiliated broker, Saturna Brokerage Services, voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded that the fees paid by the Funds to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Funds and their shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Funds. Following this discussion, the Trustees unanimously agreed to renew the agreements with Saturna Capital Corporation on behalf of Sextant Bond Income Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and Sextant Short-Term Bond Fund.

November 30, 2015	Annual Report	59

Availability of Portfolio Information

  The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.sextantfunds.com.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at ww.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds' website at www.sextantfunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

Saturna Sustainable Funds

Annual Report       November 30, 2015

Sustainable Equity	SEEFX	Sustainable Bond	SEBFX

(photo omitted)

Hydroelectric research project site, Camp Saturna

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

A note about risk: Please see Notes to Financial Statements beginning on page 17 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds' prospectus or each Fund's summary prospectus.

Fellow Shareowners:

Welcome to the Saturna Sustainable Funds and thank you for joining us as we bring Saturna's values-based approach to sustainable investing.

The Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance ("ESG").

In addition to the ESG factors, Saturna Sustainable Funds seek investments in issuers with:

Sustainable profits Management strength Risk consciousness Low debt	Strong balance sheet High quality operations Long-term focus Established businesses

Sustainable investing goes beyond avoiding the next potential environmental or governance crisis. It includes identifying how a company forms a competitive business advantage relative to its peers and focuses on key sustainability factors that materially impact its industry. Each industry and issuer is unique, and our portfolio managers and research analysts leverage Saturna's more than 25 years of investment screening expertise in selecting portfolio securities.

Saturna Sustainable Funds began operations on March 27, 2015. By November 30, 2015, assets of the two Funds reached $10.31 million and had reached $10.37 million as of December 31, 2015. The following pages provide details of the assets and operations of the two Funds.

Total Returns

For the period March 27, 2015, through November 30, 2015, the S&P Global 1200 declined -1.40%. Slowly increasing interest rates left many bonds trending down and the CitiGroup World BIG Index declined -2.01% for the same period. For this period, the Equity Fund's total return was -2.60%. The Bond Fund outperformed its benchmark with a total return of -1.29%.

Going Forward

To better protect investors, the Saturna Sustainable Funds broadly diversify their investments around the globe. In certain countries (India, China, the US) the economy continues to grow. But in many parts of the world, economic growth and trade have flatlined (Europe) or faltered (most of the developing world). Numerous countries have taken large currency devaluations as a result of years of poor governance. While core inflation is minimal (think lower commodity and oil prices), too many governments are hoping for its eventual return as a means of reducing the burdens of debt. We expect interest rates to only modestly increase over the next five years. Low financing costs make this an excellent time for infrastructure investments, such as those needed to tackle climate change.

With a mixed climate for the world's equity markets, the Funds will continue to invest in sustainable companies with strong business advantages and balance sheets sturdy enough to navigate more trying times. We aim to avoid companies dependent on government spending and the regions that will be hurt the most in the current commodity depression. Turbulent times also create opportunity, and we seek entrepreneurial companies that can grow profits while solving problems and improving our environment.

Saturna Sustainable Funds seek sustainable investments with low risks in areas of the environment, social responsibility, and governance (ESG).

The transition to higher interest rates continues, and holders of long-term bonds are at short-term risk of price declines. Investors around the world — not just Americans — generally have confidence that the economic storms will be survived.

Going forward, Saturna's values-based approach to investing seeks to provide firsthand insight into the risk mitigation dimensions of sustainable investing. We stand ready to serve you in both bull and bear markets by seeking to provide steady, long-term growth with a focus on preservation of capital.

Experienced Portfolio Team

Saturna Capital continues to expand its portfolio management team in the US and in Asia. The following persons now manage the Saturna Sustainable Funds:

Sustainable Equity Fund	Nicholas Kaiser, CFA Peter Nielsen, CFA, deputy
Sustainable Bond Fund	Patrick Drum, CFA Bryce Fegley, CFA, deputy

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

John E. Love,
Independent Board Chairman

November 30, 2015	Annual Report	3

Saturna Sustainable Equity Fund: Performance Summary (unaudited)

Average Annual Returns

The Saturna Sustainable Equity Fund began operations March 27, 2015 and consequently does not have returns to report. Future reports will show how the Fund's performance compares to the S&P Global 1200 Index.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Facebook, Class A	5.3%	Internet Media	8.0%	█
Murata Manufacturing	4.5%	Apparel, Footwear & Accessory Design	5.5%	█
Ramsay Health Care	3.3%	Electrical Components	5.2%	█
Alphabet, Class A	2.7%	Large Pharma	4.7%	█
Novo Nordisk ADS	2.5%	Application Software	4.3%	█
Ecolab	2.5%	Banks	3.7%	█
Home Depot	2.5%	Household Products	3.3%	█
Valeo	2.4%	Health Care Facilities	3.3%	█
GLP-J REIT	2.4%	Infrastructure Software	3.2%	█
Mastercard, Class A	2.4%	Other Commercial Services	2.5%	█
		Home Products Stores	2.5%	█
		Industries < 2.5%	34.3%	█
		Other assets (net of liabilities)	19.5%	█

4	November 30, 2015	Annual Report

Saturna Sustainable Equity Fund: Discussion of Fund Performance (unaudited)

Fiscal Year 2015

The resilience displayed by the markets in 2014 faded as 2015 progressed. We are now in a period of heightened volatility, and investors appear to be taking risk off the table. This was especially true as the year passed. In the final fiscal quarter ended November 30, the S&P 500 Index's large cap, domestic equities outperformed small caps in the Russell 2000 Index by 2.35%, and foreign stocks in the MSCI EAFE Index by 5.18%. Investor angst carried forward into December and the new year. There was no Santa Claus rally, and 2016 has been one of the worst starts to a calendar year for the equity markets since 2001 — a year investors likely don't want to remember. Economic data appear mixed, with the Manufacturing ISM dipping below 50 (suggesting a contraction in manufacturing) while employment data and the Services ISM remain solid. Uncertainty is breeding risk aversion. The environment is one of "sell first, ask questions later." Any bad news out of China or significant falls in oil prices seem to set equity markets into a downturn.

Factors Affecting Past Performance

From its launch on March 27, 2015, to its fiscal year end on November 30, 2015, the Saturna Sustainable Equity Fund returned -2.60%. This compares unfavorably to the S&P Global 1200 Index's -1.40% and the broadly used MSCI All Country World Index's total return of -2.44%. Some of the Fund's underperformance relates to its launch date. As the market was trending up, the Fund was still deploying its initial capital, which resulted in lagging performance that the Fund needed to make up in the latter half of the year.

The Fund benefited from its initial allocation choices, with Information Technology, Consumer Discretionary, Financials, Materials, and Energy contributing to gains versus the MSCI All Country World Index. In the case of Financials and Energy, the Fund had a lower exposure to these sectors than the index. Given the Fund's mission to invest in sustainable companies, it is not unusual to be underweight Energy. However, the fall in oil prices has resulted in substantial changes in energy economics, and we continue to assess values in the alternative energy space as valuations reset. Selection effects were mixed, with Health Care underperforming. While biotechnology stocks tend to offer superior earnings growth, the environment did not reward their higher valuation multiples. As always, we continue to monitor our investments to ensure our initial investment thesis remains intact. However, we are long-term investors and look at our investments through that lens.

Looking Forward

While markets continue to de-risk, we do not plan to follow suit. We hold long-term views on the value of assets and see these short-term bouts of market weakness as opportunities to acquire attractive assets at prices that improve investor margin of safety.

The Saturna Sustainable Equity Fund remains focused on stocks that we believe have exceptional long-term sustainability characteristics. Based on our internal research, stocks with superior governance, social, and environmental track records generally have lower associated volatility. To this we add a financial stability assessment. We believe that in the long run these stocks lessen uncertainty for investors and improve the probability of achieving superior returns.

November 30, 2015	Annual Report	5

Saturna Sustainable Equity Fund: Schedule of Investments

Common Stocks — 80.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Advertising & Marketing
WPP ADS	545	$64,175	$62,937	United Kingdom	1.9%

Entertainment Content
Walt Disney Company	306	33,691	34,722	United States	1.0%

Internet Media
Alphabet, Class A²	122	67,177	93,068	United States	2.7%
Facebook, Class A²	1,755	145,205	183,117	United States	5.3%
		212,382	276,185		8.0%

Telecom Carriers
Telus	983	33,373	31,210	Canada	0.9%

		343,621	405,054		11.8%

Consumer Discretionary

Airlines
Delta Air Lines	1,589	69,949	73,825	United States	2.2%

Apparel, Footwear & Accessory Design
Gildan Activewear	2,109	66,125	65,358	Canada	1.9%
Nike, Class B	542	59,875	71,696	United States	2.1%
Samsonite International	17,400	62,404	51,495	Luxembourg	1.5%
		188,404	188,549		5.5%

Auto Parts
Valeo	533	81,392	82,369	France	2.4%

Automobiles
Bayerishce Motoren Werke	520	63,623	56,609	Germany	1.6%

Home Products Stores
Home Depot	633	71,805	84,746	United States	2.5%

Jewelry & Watch Stores
Pandora	581	67,551	68,741	Denmark	2.0%

Other Commercial Services
Ecolab	723	82,096	86,153	United States	2.5%

Restaurants
Starbucks	271	16,788	16,637	United States	0.5%

Specialty Apparel Stores
TJX Companies	996	66,642	70,318	United States	2.1%

		708,250	727,947		21.3%

Consumer Staples

Household Products
Church & Dwight	397	33,531	34,051	United States	1.0%
Unilever	1,830	79,843	80,044	Netherlands	2.3%

		113,374	114,095		3.3%

Continued on next page.

6	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments

Common Stocks — 80.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Banks
Signature Bank²	485	$70,195	$76,703	United States	2.2%
SVB Financial Group²	388	53,461	51,402	United States	1.5%
		123,656	128,105		3.7%

Consumer Finance
Mastercard, Class A	824	74,154	80,686	United States	2.4%

Investment Management
BlackRock	191	69,429	69,470	United States	2.0%

Life Insurance
AIA Group	11,600	67,862	69,275	Hong Kong	2.0%

REIT
GLP-J REIT	83	84,617	80,864	Japan	2.4%

		419,718	428,400		12.5%

Health Care

Biotech
Gilead Sciences	627	63,946	66,437	United States	1.9%

Health Care Facilities
Ramsay Health Care	2,308	103,088	111,804	Australia	3.3%

Large Pharma
Bayer	567	84,594	75,333	Germany	2.2%
Novo Nordisk ADS	1,569	86,408	86,248	Denmark	2.5%
		171,002	161,581		4.7%

Specialty Pharma
Shire ADS	342	82,836	71,259	Ireland	2.1%

		420,872	411,081		12.0%

Industrials

Electrical Components
Murata Manufacturing	1,000	133,698	155,062	Japan	4.5%
TE Connectivity	351	22,755	23,549	Switzerland	0.7%

		156,453	178,611		5.2%

Technology

Application Software
Dassault Systems ADR	846	65,289	67,295	France	2.0%
Tableau Software, Class A²	800	76,450	77,624	United States	2.3%
		141,739	144,919		4.3%

Communications Equipment
Apple	536	66,877	63,436	United States	1.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2015	7

Saturna Sustainable Equity Fund: Schedule of Investments

Common Stocks — 80.5%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Technology (continued)

Infrastructure Software
Akamai Technologies²	540	$33,286	$31,109	United States	0.9%
Microsoft	1,438	62,724	78,155	United States	2.3%
		96,010	109,264		3.2%

IT Services
Accenture, Class A	693	65,284	74,303	Ireland	2.2%

Semiconductor Devices
NXP Semiconductors²	649	67,945	60,656	Netherlands	1.8%

		437,855	452,578		13.3%

Utilities

Utility Networks
Veolia Environnement	1,552	32,594	37,157	France	1.1%

		32,594	37,157		1.1%

Total investments		$2,632,737	2,754,923		80.5%
Other assets (net of liabilities)			668,242		19.5%
Total net assets			$3,423,165		100.0%
¹ Country of domicile ² Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

Countries

Weightings shown are a percentage of total net assets.

8	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $2,632,737)	$2,754,923
Cash	594,193
Receivable for security sales	67,688
Receivable for Fund shares sold	6,504
Dividends receivable	2,176
Total assets	3,425,484
Liabilities
Payable to affiliates	1,286
Accrued expenses	869
Accrued distribution fee	164
Total liabilities	2,319
Net assets	$3,423,165

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$3,518,559
Accumulated net realized loss	(217,259)
Unrealized net appreciation on investments	121,865
Net assets applicable to Fund shares outstanding	$3,423,165

Fund shares outstanding	351,985

Net asset value, offering, and redemption price per share	$9.73

Statement of Operations
Period ended November 30, 2015¹

Investment income
Dividends (net of foreign tax of $2,832)	$28,656
Total investment income	28,656
Expenses
Investment adviser fees	14,554
Distribution fees	5,598
Audit fees	2,538
Filing and registration fees	1,874
Printing and postage	1,193
Chief Compliance Officer expenses	577
Retirement plan custodial fees	409
Trustee fees	407
Custodian fees	133
Other expenses	85
Legal fees	81
Total gross expenses	27,449
Less adviser fees waived	(5,065)
Less custodian fee credits	(133)
Net expenses	22,251
Net investment income	$6,405

Net realized loss from investments and foreign currency	$(220,688)
Net increase in unrealized appreciation on investments and foreign currency	121,865
Net loss on investments	$(98,823)

Net decrease in net assets resulting from operations	$(92,418)

¹ Operations commenced on March 27, 2015

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2015	9

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended November 30, 2015¹
Increase (decrease) in net assets from operations
From operations
Net investment income	$6,405
Net realized loss on investments	(220,688)
Net increase in unrealized appreciation	121,865
Net decrease in net assets	(92,418)
Distributions to shareowners from
Net investment income	(3,510)
Capital share transactions
Proceeds from sales of shares	3,648,078
Value of shares issued in reinvestment of dividends	3,510
Cost of shares redeemed	(132,495)
Net increase in net assets	3,519,093
Total increase in net assets	3,423,165

Net assets
Beginning of period	-
End of period	3,423,165

Shares of the Fund sold and redeemed
Number of shares sold	365,290
Number of shares issued in reinvestment of dividends	361
Number of shares redeemed	(13,666)
Net increase in number of shares outstanding	351,985

Financial Highlights	Period ended¹
Selected data per share of outstanding capital stock throughout the period:	November 30, 2015
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.02
Net loss on securities (both realized and unrealized)	(0.28)
Total from investment operations	(0.26)
Less distributions
Dividends (from net investment income)	(0.01)
Total distributions	(0.01)

Net asset value at end of period	$9.73

Total return	(2.60)%²

Ratios / supplemental data
Net assets ($000), end of period	$3,423
Ratio of expenses to average net assets
Before fee waivers	1.23%³
After fee waivers	1.00%³
After fee waivers and custodian fee credits	0.99%³
Ratio of net investment income after fee waivers and custodian credits to average net assets	0.29%³
Portfolio turnover rate	53%²
¹ Operations commenced on March 27, 2015 ² Not annualized ³ Annualized

10	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Performance Summary (unaudited)

Average Annual Returns

The Saturna Sustainable Bond Fund began operations March 27, 2015 and consequently does not have returns to report. Future reports will show how the Fund's performance compares to the Citi World Broad Investment-Grade Bond Index.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Telecom Italia (7.175% due 06/18/2019)	4.9%	Financials	32.5%	█
Koninklijke Philips (3.75% due 03/15/2022)	4.9%	Technology	12.5%	█
Flextronics International (4.625% due 02/15/2020)	4.9%	Communications	10.1%	█
Pitney Bowes (5.25% due 01/15/2037)	4.8%	Consumer Discretionary	9.7%	█
Republic of Turkey (7.00% due 03/11/2019)	4.8%	Industrials	9.1%	█
Nokia (5.375% due 05/15/2019)	4.6%	Foreign Government Bonds	8.5%	█
Bancolombia (5.95% due 06/03/2021)	4.6%	Health Care	8.0%	█
Outerwall (6.00% due 03/15/2019)	4.3%	Utilities	3.6%	█
Ingersoll-Rand (2.625% due 05/01/2020)	4.3%	Asset-Backed Securities	1.5%	█
Chubb (6.375% due 03/29/2067)	3.9%	Mortgage-Backed Securities	0.7%	█
		Other assets (net of liabilities)	3.8%	█

Bond Quality Diversification
% of Total Net Assets
Rated "Aa1"	3.0%	█
Rated "Aa3"	2.8%	█
Rated "A1"	3.1%	█
Rated "A2"	1.7%	█
Rated "A3"	9.8%	█
Rated "Baa1"	16.3%	█
Rated "Baa2"	18.7%	█
Rated "Baa3"	7.8%	█
Rated Ba1"	9.8%	█
Rated "Ba2"	8.3%	█
Rated "Ba3"	9.0%	█
Not Rated	5.9%	█
Other assets (net of liabilities)	3.8%	█

Source: Moody's Investors Services.

Annual Report	November 30, 2015	11

Saturna Sustainable Bond Fund: Discussion of Fund Performance (unaudited)

Fiscal Year 2015

From its inception date of March 27, 2015 through fiscal period ended November 30, 2015, the Sustainable Bond Fund returned -1.29%. This since-inception return was above the -2.01% return of its stated benchmark, the Citi World Broad Investment-Grade Bond Index (WorldBig®). During the fiscal year, the Fund's share price fell slightly from its initial $10.00 offering to $9.75, with the Fund distributing $0.12 per share. The Fund's 30-day yield was 2.65% at November 30, with an effective maturity of 4.91 years, a weighted average coupon of 4.53%, and a weighted average composite credit rating of BBB. The Fund experienced strong asset growth of 145% since its inception. Reflecting Saturna Capital's voluntary subsidies to cap operating expenses, the Fund's effective expense ratio was an annualized 0.89%.

The Sustainable Bond Fund's principal investment strategy is to invest 80% of its assets in bonds of issuers located throughout the world, seeking companies with favorable sustainable characteristics as identified by their environmental, social, and governance (ESG) practices. Under normal conditions, the Fund invests at least 65% of its assets in bonds within the four highest grades (Aaa, Aa, A, or Baa) and may invest up to 35% in unrated and high-yield bonds. As of the fiscal period-end, the Fund invested approximately 33% of its total assets in below-investment grade and unrated issues, with the balance in investment grade issues, and 3.8% in cash. While the Fund focuses on US dollar-denominated issues, it was globally diversified with five countries representing over 57% of the Fund's assets. US issuers represent 32.2% of the Fund's assets, followed by the United Kingdom at 10.4%, Canada at 5.3%, Luxembourg at 4.9%, and the Netherlands at 4.9%.

Factors Affecting Past Performance

The Sustainable Bond Fund commenced in a period of investment uncertainty and volatility. Market speculation surrounded Europe's improving yet fragile economic outlook and Greece's potential exit from the European Union. The Chinese government employed various monetary and fiscal policies to stabilize the fall in its equity markets as investors curiously speculated whether Fed Chairwoman Yellen's long-anticipated federal funds rate increase would happen.

The Saturna Sustainable Bond Fund's strategic approach incorporates an active and evolving view on monetary policies, interest rates, global currencies, liquidity, and credit analysis, avoiding short-term distractions in favor of long-term financial objectives. We had anticipated the Fed would raise interest rates one time by the end 2015, and we expect subsequent rate increases in 2016. Overall, we expect divergent monetary policy paths to continue in the United States and the rest of the world, such as Europe, China, and Japan, over the upcoming 12 to 18 months.

The Fund emphasized a US dollar investment bias while "barbelling" the portfolio profile, a type of fixed-income portfolio construction that heavily weights the long and short ends of the duration spectrum while minimizing the midrange. We aim to emphasize high investment grade corporate and sovereign issues on the long end of the yield curve along with higher yielding, lower rated, yet investment grade corporate issues on the short end. This type of approach seeks to generate a weighted-average yield in excess of the benchmark's average yield while ensuring liquidity. Shorter duration securities create flexibility to invest into an anticipated higher yield environment as the investment notes mature.

Looking Forward

The diverging US monetary path will continue throughout 2016 as we expect the Federal Reserve to increase interest rates at least three times during the coming year. The rest of the world continues to offer accommodative monetary and fiscal policies aimed to spur economic growth. Risks embedded in 2015 are expected to spill into 2016, however they will be observed and expressed differently. We expect US economic growth to be anemic, yet preferable to the continued deterioration we expect in the rest of the world. The US dollar will likely remain strong as other countries seek to spur economic growth through their weakening local currency. China's yuan devaluation can be expected to gain further attention as well influence broader global capital markets. Investors' attention to declining oil prices will evolve into concern with defaults expected to rise in the high-yield sector along with broad deflation pressures reflecting supply and demand imbalances in major commodities.

12	November 30, 2015	Annual Report

Saturna Sustainable Bond Fund: Schedule of Investments

Asset-Backed Securities — 1.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Asset-Backed Securities

CRART 2014-3 C	3.61% due 06/17/2021	$100,000	$100,316	United States	1.5%

			100,316		1.5%

Corporate Bonds — 85.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Communications

Morgan Stanley	2.20% due 12/07/2018	150,000	151,024	United States	2.2%
Telecom Italia	7.175% due 06/18/2019	300,000	339,150	Luxembourg	4.9%
Vodafone Group	4.375% due 03/16/2021	195,000	208,238	United Kingdom	3.0%

			698,412		10.1%

Consumer Discretionary

Outerwall	6.00% due 03/15/2019	300,000	297,750	United States	4.3%
Southwest Airlines	2.75% due 11/06/2019	175,000	177,309	United States	2.6%
Toyota Motor Credit	3.00% due 03/20/2030	200,000	189,851	Japan	2.8%

			664,910		9.7%

Financials

Aircastle	4.625% due 12/15/2018	250,000	257,500	Bermuda	3.7%
Ally Financial	3.50% due 04/15/2018	50,000	49,536	United States	0.7%
Ally Financial	3.70% due 12/15/2018	65,000	63,922	United States	0.9%
Ally Financial	3.95% due 04/15/2020	50,000	49,583	United States	0.7%
Bancolombia	5.95% due 06/03/2021	300,000	316,500	Colombia	4.6%
Chubb	6.375% due 04/15/2037	275,000	265,380	United States	3.9%
Credit Suisse	5.40% due 01/14/2020	200,000	221,424	Switzerland	3.2%
HCP	3.15% due 08/01/2022	160,000	152,530	United States	2.2%
Royal Bank of Scotland	4.70% due 07/03/2018	250,000	259,216	United Kingdom	3.8%
Sun Life Financial	5.59% due 01/30/2023	CAD 200,000	160,592	Canada	2.3%
Toronto Dominion Bank	2.25% due 11/05/2019	100,000	100,443	Canada	1.5%
Toronto Dominion Bank	2.00% due 02/26/2022	25,000	24,755	Canada	0.4%
Toronto Dominion Bank	2.15% due 03/31/2022	75,000	74,144	Canada	1.1%
Vornado Realty	2.50% due 06/30/2019	125,000	123,788	United States	1.8%
Westpac Banking	4.625% due 06/01/2018	110,000	116,119	Australia	1.7%

			2,235,432		32.5%

Health Care

Koninklijke Philips	3.75% due 03/15/2022	327,000	337,242	Netherlands	4.9%
Sanofi	4.00% due 03/29/2021	200,000	213,426	France	3.1%

			550,668		8.0%

Industrials

Ingersoll-Rand	2.625% due 05/01/2020	300,000	296,611	United States	4.3%
Pitney Bowes	5.25% due 01/15/2037	332,000	331,969	United States	4.8%

			628,580		9.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2015	13

Saturna Sustainable Bond Fund: Schedule of Investments

Corporate Bonds — 85.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Technology

Flextronics International	4.625% due 02/15/2020	$325,000	$335,563	Singapore	4.9%
Lexmark	6.65% due 06/01/2018	100,000	108,250	United States	1.6%
Nokia	5.375% due 05/15/2019	300,000	320,607	Finland	4.6%
Seagate Technology	3.75% due 11/15/2018	100,000	100,309	Cayman Islands	1.4%

			864,729		12.5%

Utilities

United Utilities	4.55% due 06/19/2018	59,000	61,478	United Kingdom	0.9%
United Utilities	5.375% due 02/01/2019	175,000	186,858	United Kingdom	2.7%

			248,336		3.6%

Total Corporate Bonds			5,891,067		85.5%

Government Bonds — 8.5%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Foreign Government Bonds

Republic of Turkey	7.00% due 03/11/2019	300,000	330,603	Turkey	4.8%
United Mexican States	3.50% due 01/21/2021	250,000	254,625	Mexico	3.7%

		550,000	585,228		8.5%

Mortgage-Backed Securities — 0.7%	Coupon / Maturity	Face Amount	Market Value	Country¹	Percentage of Assets

Mortgage-Backed Securities

BOAMS 2004-03 4A¹	4.75% due 04/25/2034	49,394	50,012	United States	0.7%

		49,394	50,012		0.7%

Total investments	(Cost = $6,728,852)		6,626,623		96.2%
Other assets (net of liabilities)			258,635		3.8%
Total net assets			$6,885,258		100.0%
¹ Country of domicile

Countries

Weightings shown are a percentage of total net assets.

14	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $6,728,852)	$6,626,623
Cash	287,137
Interest receivable	85,663
Receivable for Fund shares sold	274
Total assets	6,999,697
Liabilities
Payable for security purchases	105,470
Distributions payable	4,898
Payable to affiliates	3,003
Accrued expenses	436
Accrued distribution fee	330
Payable for Fund shares redeemed	302
Total liabilities	114,439
Net assets	$6,885,258

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$6,987,514
Unrealized net depreciation on investments	(102,256)
Net assets applicable to Fund shares outstanding	$6,885,258

Fund shares outstanding	706,092

Net asset value, offering, and redemption price per share	$9.75

Statement of Operations
Period ended November 30, 2015¹

Investment income
Interest income	$93,146
Total investment income	93,146
Expenses
Investment adviser fees	18,214
Distribution fees	8,279
Audit fees	2,539
Filing and registration fees	1,852
Printing and postage	1,145
Chief Compliance Officer expenses	564
Retirement plan custodial fees	408
Trustee fees	407
Custodian fees	100
Legal fees	70
Other expenses	39
Total gross expenses	33,617
Less adviser fees waived	(3,893)
Less custodian fee credits	(100)
Net expenses	29,624
Net investment income	$63,522

Net realized gain from investments	$45
Net decrease in unrealized appreciation on investments	(102,256)
Net loss on investments	$(102,211)

Net decrease in net assets resulting from operations	$(38,689)

¹ Operations commenced on March 27, 2015

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2015	15

Saturna Sustainable Bond Fund

Statements of Changes of Net Assets	Period ended November 31, 2015¹
Increase (decrease) in net assets from operations
From operations
Net investment income	$63,522
Net realized gain on investments	45
Net decrease in unrealized appreciation	(102,256)
Net decrease in net assets	(38,689)
Distributions to shareowners from
Net investment income	(63,659)
Capital share transactions
Proceeds from sales of shares	7,102,313
Value of shares issued in reinvestment of dividends	40,667
Cost of shares redeemed	(155,374)
Net increase in net assets	6,987,606
Total increase in net assets	6,885,258

Net assets
Beginning of period	-
End of period	6,885,258

Shares of the Fund sold and redeemed
Number of shares sold	717,798
Number of shares issued in reinvestment of dividends	4,145
Number of shares redeemed	(15,851)
Net increase in number of shares outstanding	706,092

Financial Highlights	Period ended¹
Selected data per share of outstanding capital stock throughout the period:	November 30, 2015
Net asset value at beginning of period	$10.00
Income from investment operations
Net investment income	0.12
Net loss on securities (both realized and unrealized)	(0.25)
Total from investment operations	(0.13)
Less distributions
Dividends (from net investment income)	(0.12)
Total distributions	(0.12)

Net asset value at end of period	$9.75

Total return	(1.29)%²

Ratios / supplemental data
Net assets ($000), end of period	$6,885
Ratio of expenses to average net assets
Before fee waivers	1.02%³
After fee waivers	0.90%³
After fee waivers and custodian fee credits	0.89%³
Ratio of net investment income after fee waivers custodian credits to average net assets	1.92%³
Portfolio turnover rate	4%²
¹ Operations commenced on March 27, 2015 ² Not annualized ³ Annualized

16	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

NOTE 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds : The value of each Fund's shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

ESG principles restrict each Fund's ability to invest in certain stocks, bonds, and market sectors, such as alcohol, tobacco, gaming, guns, and pornography. Securities are evaluated and assigned an ESG rating monthly. Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered "junk bonds."

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:
Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Annual Report	November 30, 2015	17

Notes To Financial Statements (continued)

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Sustainable Equity Fund
Common Stocks
Communications	$405,054	$-	$-	$405,054
Consumer Discretionary	468,733	259,214	-	727,947
Consumer Staples	114,095	-	-	114,095
Financials	278,261	150,139	-	428,400
Health Care	223,944	187,137	-	411,081
Industrials	23,549	155,062	-	178,611
Technology	452,578	-	-	452,578
Utilities	-	37,157	-	37,157
Total Assets	$1,966,214	$788,709	$-	$2,754,923

Sustainable Bond Fund
Asset-Backed Securities¹	$-	$100,316	$-	$100,316
Corporate Bonds¹	$-	$5,891,067	$-	$5,891,067
Government Bonds¹	$-	$585,228	$-	$585,228
Mortgage-Backed Securities¹	$-	$50,012	$-	$50,012
Total Assets	$-	$6,626,623	$-	$6,626,623

¹ See Schedule of Investments for additional details

During the period ended November 30, 2015, no Fund had transfers between Level 1 and Level 2.

Fixed-income debt instruments, such as commercial paper, bankers' acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:
The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:
Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

18	November 30, 2015	Annual Report

Notes To Financial Statements (continued)

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table above is a summary of the inputs used as of November 30, 2015 in valuing the Funds' investments carried at value.

Investment concentration:
The Funds may have deposits of cash with the custodian from time to time for one or more reasons. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:
The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2015) or expected to be taken in the Funds' 2015 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of November 30, 2015, the reclassification of capital accounts were as follows:

	Equity Fund	Bond Fund
Undistributed net investment income	$(2,895)	$137
Accumulated gains	3,429	(45)
Paid-in capital	(534)	(92)

Distributions to shareowners:
For the Sustainable Bond Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sustainable Equity Fund, dividends to shareowners from net investment income are payable at the end of each November. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:
Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction's legal obligation to pay reclaims as well as payment history and market convention.

Other:
Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted over the lives of the respective securities. Dividends from equity securities are recorded as income on the ex-dividend date.

Annual Report	November 30, 2015	19

Notes To Financial Statements (continued)

NOTE 3 — Transactions with Affiliated Persons

Under contracts approved annually by the Trust's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative services required to conduct Trust business. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. The adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.99%, and of the Sustainable Bond Fund to 0.89% through March 31, 2016. For the period ended November 30, 2015, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement
Sustainable Equity	$14,554	$(5,065)	$-
Sustainable Bond	18,214	(3,893)	-

In accordance with the expense limitation noted above, for the period ended November 30, 2015, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds.

During the period ended November 30, 2015, the Trust paid SBS the following amounts:

12b-1 Fees
Sustainable Equity	$5,598
Sustainable Bond	8,279

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended November 30, 2015, the Funds incurred the following amounts:

Retirement plan custodial fees
Sustainable Equity	$409
Sustainable Bond	408

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr. Kaiser is not compensated by the Trust. For the period ended November 30, 2015, the Trust incurred compensation expenses of $28,000 which is included in $42,125 of total expenses for the independent Trustees. The Funds paid $814 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended November 30, 2015, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer
Sustainable Equity	$577
Sustainable Bond	564

On November 30, 2015, the trustees, officers, and their affiliates as a group owned 65.33% and 35.29% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the period ended November 30, 2015, were as follows:

Period ended November 30, 2015
Sustainable Equity Fund
Ordinary income	$3,510
Sustainable Bond Fund
Ordinary income	$63,659

20	November 30, 2015	Annual Report

Notes To Financial Statements (continued)

NOTE 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2015, was as follows:

	Sustainable Equity	Sustainable Bond
Cost of investments	$2,632,737	$6,728,852
Gross tax unrealized appreciation	193,205	8,027
Gross tax unrealized depreciation	(71,019)	(110,256)
Net tax unrealized appreciation (depreciation)	122,186	(102,229)

As of November 30, 2015, components of distributable earnings on a tax basis were as follows:

Sustainable Equity
Accumulated capital losses	$(217,259)
Unrealized appreciation	122,186
Other unrealized losses	(321)
Total accumulated losses	(95,394)

Sustainable Bond
Unrealized depreciation	$(102,229)
Other unrealized losses	(27)
Total accumulated losses	(102,256)

At November 30, 2015, the Funds had capital loss carryforwards as follows, subject to regulation. The Registered Investment Company Modernization Act requires that the Funds use long-term and short-term loss carryforwards with unlimited expiration prior to those with an expiration. Prior to their expiration, such loss carryforwards may be used to offset future new capital gains realized for federal income tax purposes.

	Carryforward	Expiration
Equity Fund
Short-term loss carryforward	$(217,259)	Unlimited

NOTE 6 — Investments

Investment transactions other than short-term investments for the period ended November 30, 2015, were as follows:

	Purchases	Sales
Sustainable Equity	$ 4,185,347	$1,336,159
Sustainable Bond	6,955,565	175,563

NOTE 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reductions for the period ended November 30, 2015, were as follows:

Custodian Fee Credits
Sustainable Equity	$133
Sustainable Bond	100

NOTE 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

On Dec. 31, 2015, Nicholas Kaiser, MBA, CFA was named portfolio manager of Sustainable Equity Fund.

Annual Report	November 30, 2015	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of the Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the "Funds"), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2015, and the related statements of operations, the statements of changes in net assets, and financial highlights for the period March 27, 2015 to November 30, 2015. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund as of November 30, 2015, and the related statements of operations, the statements of changes in net assets, and financial highlights for the period March 27, 2015 to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
January 28, 2016

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

22	November 30, 2015	Annual Report

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015 to November 30, 2015).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2015]	Ending Account Value [November 30, 2015]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$975.90	$4.90	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.01	0.99%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$991.00	$4.46	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	$4.52	0.89%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of June 1, 2015, through November 30, 2015) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period since inception).

Annual Report	November 30, 2015	23

Trustees and Officers					(unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(photo omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 83	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Nine	None
(photo omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 57	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Nine	None
(photo omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 81	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Nine	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 66	Independent Trustee since 2009	Director, ICI Mutual Insurance Company	Thirteen	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 69	President and Trustee since 1990	Chairman and Director, Saturna Capital Corporation; Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Thirteen	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees. The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds' website, www.saturnasustainable.com, includes additional information about the Trustees.

On November 30, 2015, the trustees, officers, and their affiliates as a group owned 65.53% and 35.29% of the outstanding shares of Susutainable Equity and Sustainable Bond Funds, respectively. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

¹ Mr. Kaiser is an "interested person" of the Trust as an officer of the adviser, Saturna Capital Corporation. He holds the same positions with Amana Mutual Funds Trust, which has three fund portfolios, and is also managed by Saturna Capital Corporation.

24	November 30, 2015	Annual Report

Trustees and Officers (continued)			(unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 62	Vice President since 1994	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services
(photo omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 43	Treasurer since 2002

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

(photo omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 54	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds
(photo omitted)	Thomas R. Phillips¹ 1300 N. State Street Bellingham, WA 98225 Age: 55	Secretary since 2015	Chief Legal Officer, Saturna Capital Corporation Former Partner and Deputy General Counsel, Lord Abbett & Co. LLC
(photo omitted)	Jacob A. Stewart¹ 1300 N. State Street Bellingham, WA 98225 Age: 35	Anti-Money Laundering Officer since 2015	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company

¹ Messrs. McIlvaine, Fankhauser, Lewis, Phillips, and Stewart are "interested persons" of the Trust as officers and/or employees of the adviser, Saturna Capital Corporation. Messrs. Fankhauser, Lewis, Phillips, and Stewart hold the same positions with Amana Mutual Funds Trust, which has four fund portfolios, and is also managed by Saturna Capital Corporation.

Annual Report	November 30, 2015	25

Except for this legend, this page has been intentionally left blank.

26	November 30, 2015	Annual Report

Availability of Portfolio Information

  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Fund's Form N-Q is available on the SEC's website at www.sec.gov and at www.saturnasustainable.com.
  The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.saturnasustainable.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Annual Report	November 30, 2015	27

www.saturnasustainable.com

(logo omitted) Saturna Capital 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762

This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust.

Saturna Brokerage Services, Distributor

IDAHO TAX-EXEMPT FUND

ANNUAL REPORT

NOVEMBER 30, 2015

Idaho Tax-Exempt Fund

Annual Report

November 30, 2015

Performance Summary (as of December 31, 2015) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	2.21%	2.26%	3.71%	3.68%	0.65%
S&P Idaho Municipal Bond Index	4.40%	4.08%	6.20%	5.14%	n/a
"Muni Single State Intermediate" Category Average²	2.36%	2.02%	3.94%	3.62%	0.93%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment's objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial advisor, visit www.idahotaxexemptfund.com, or call toll free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus or summary prospectus.

¹ By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Source: Morningstar December 31, 2015. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar.

2	November 30, 2015	Annual Report

(logo omitted)

Fellow Shareowners:

In 2015 the mountain west economy excelled with Idaho employment growing at 3.8%, the highest growth rate in the nation. Construction, trade, and transportation were especially strong. For fiscal 2015, Idaho tax revenues and reserve fund balances grew more than 5%.

The state's net asset position improved by a healthy $976 million, while state sales tax revenue backing various agency debt obligations remained solid. Local credit quality improved with rising employment, property values, and business activity. We expect local credit quality will continue to improve in 2016. Constitutional debt caps limit issuance and keep coverage ratios at secure levels. The state remains financially sound.

State health care costs may grow rapidly. Ninety-three thousand health care exchange patients are now seeking care in the state. Idaho already ranks last in the nation in the number of primary care physicians per capita. The newly insured patients may put the health care system under increased pressure, lowering service standards and pushing the state's medical reimbursement costs higher.

Education, the state's largest budget expenditure, seems poised for a major increase. A recent US Department of Education study ranks Idaho's high school graduation rate 42nd in the nation while college graduation rates also stand near the bottom of national ranks. The consensus to boost spending is broad. Idaho continues to manage pension liabilities well. We remain confident Idaho credits will continue to satisfy discriminating investors.

While the troubled fiscal conditions in Illinois and Puerto Rico dominated national headlines, fiscal conditions in most states notably improved. The municipal bond market in general, and Idaho in particular, generated some of the best relative bond market returns in 2015.

We invite you to review the advantages of the Idaho Tax-Exempt Fund, and we welcome your suggestions. Only with your help can we be certain that we are meeting our primary objective — fulfilling your investment needs.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President

(photo omitted)

Phelps McIlvaine,
Vice President, Portfolio Manager

Annual Report	November 30, 2015	3

Performance Summary (unaudited)

Average Annual Returns (as of November 30, 2015)
	1 Year	5 Year	10 Year	Expense Ratio¹
Idaho Tax-Exempt Fund	2.21%	3.26%	3.67%	0.65%
S&P Idaho Municipal Bond Index	4.38%	5.69%	5.16%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2005, to an identical amount invested in the Standard & Poor's Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $14,334 versus $16,539 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, the expense ratio for the Fund shown in this table is as of the Fund's most recent prospectus, which is dated March 27, 2015, and incorporates results for the fiscal year ended November 30, 2014. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification			Top Ten Holdings
% of Total Net Assets			% of Total Net Assets
█	General Obligation	62.5%	University of Idaho Revenues 5.00% due 04/01/2032	2.9%
█	State Education	9.6%	Twin Falls Co. ID SCD #414 4.25% due 09/15/2028	2.9%
█	Real Estate	5.3%	Idaho State Building Authority Revenue 5.00% due 09/01/2032	2.6%
█	Water Supply	4.3%	Ada & Canyon Cos. ID JSD #3 Kuna 4.00% due 08/15/2022	2.6%
█	Transportation	4.2%	Canyon Co. ID SCD #134 Middleton 4.00% due 9/15/2028	2.5%
█	Medical/Hospitals	3.8%	Idaho State Bond Bank 4.00% due 09/15/2032	2.5%
█	Pollution Control	3.1%	Madison Co. ID SCD #321 Rexburg 4.50% due 08/15/2024	2.5%
█	Financial Services	3.1%	Boise State University ID Revenues 5.00% due 04/01/2034	2.4%
█	Industries < 2%	1.2%	Ada & Canyon Cos. ID JSD #2 Meridian 5.00% due 08/15/2032	2.2%
█	Cash and equivalents	2.9%	Pocatello ID Water Revenue 4.75% due 02/01/2026	2.1%

4	November 30, 2015	Annual Report

Discussion of Fund Performance (unaudited)

For the 12 months ended November 30, 2015, Idaho Tax-Exempt Fund returned 2.21%. This annual return was slightly lower than its Morningstar "Muni Single State Intermediate" category peer group, which returned an average of 2.23% during the same period. For the five years ended November 30, 2015, the Fund provided an annualized total return of 3.26%, compared to the 3.49% annualized return for the Morningstar category peer group. The Fund's operating expense ratio was a low 0.66%. For the year, the Fund's net assets rose 4% to $17.4 million. The Fund's net asset value per share declined modestly from $5.51 to $5.48. Over the one-year period, the Fund's outstanding shares increased 5% to 3.17 million.

Factors Affecting Past Performance

The US Federal Reserve Bank tightened monetary conditions slightly in 2015, easing a yield famine that has lasted eight years. Short US Treasury yields rose 0.40%, and long US Treasury rates were essentially unchanged. Credit rationing re-emerged, forcing credit spreads wider, especially in the speculatively funded energy and mining sectors. Long-term high-grade municipal bonds outperformed and posted modest positive returns. US inflation failed to reach the Federal Reserve's 2% target and in fact slowed over the last year.

Quantitative easing continued in Europe, Japan, and China, lowering yields and currency exchange rates versus the US dollar. With Detroit's financial recovery plan now in place, Puerto Rico's financial distress set off a new round of even more complicated legal wrangling without legal precedent. New financial risk and bank capital regulations reduced secondary market liquidity in investment grade bonds, including municipal bonds.

The Fund maintained its dollar-weighted average maturity near the shorter end of the Fund's five to 15-year range, preferring to hold higher yielding paper acquired years ago for as long as possible. The Fund initiated seven new high-grade school bond positions and a single health care bond position, mostly between 13 and 17 years to stated maturity.

Looking Forward

Central banks have fully explored their monetary powers and are now as likely to reduce accommodative programs as expand them. Bond markets have initiated a modest global tightening. This should be welcome news for bond investors who may now earn more rational real returns for the risks they assume even while nominal yields remain close to historic lows.

US bond yields are among the highest in the world and are backed by a strong US dollar. The structural demand for municipal bonds from retirees continues to expand.

US Inflation expectations will remain anchored by a strong US dollar even as the deflationary impact of weak commodity prices declines. Crisis-driven government deficit spending and borrowing are giving way to greater fiscal discipline and slowing bond issuance. As inflation continues to slow, rising real yields in the long end of the market offer additional appeal.

The fundamental alignment of forces required to form a long-term cyclical low in interest rates is not yet present. Considering today's record global debt burdens and slow growth, the forces driving deflation will again outweigh forces spurring inflation supporting bond returns. Interest rates may churn in 2016, but they are unlikely to establish a move to significantly higher yields.

Unlike many municipal funds, Idaho Tax-Exempt Fund has not, and has no plans to invest in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness. Neither does the Fund employ derivatives or other financial engineering tools that often increase the risk of bond fund investments.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade issues intended to provide income exempt from federal income, federal alternative minimum, and Idaho state income taxes. In the current low interest rate environment, the Fund may purchase more carefully vetted, nonrated Idaho bonds.

Bond Quality Diversification

█	Rated "Aaa"	26.9%
█	Rated "Aa1"	14.9%
█	Rated "Aa2"	6.0%
█	Rated "Aa3"	17.1%
█	Rated "A1"	12.2%
█	Rated "A2"	7.4%
█	Not rated	12.6%
█	Cash and equivalents	2.9%

Based on total net assets as of November 30, 2015.

Source: Moody's Investors Services.

Annual Report	November 30, 2015	5

Schedule of Investments
Tax-Exempt Municipal Bonds — 97.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Financial Services

Idaho Bond Bank Authority¹	4.00% due 09/15/2019	$90,000	$96,934	0.6%
Idaho State Bond Bank	4.00% due 09/15/2032	405,000	433,881	2.5%

		495,000	530,815	3.1%

General Obligation

Ada & Canyon Cos. ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	382,632	2.2%
Ada & Canyon Cos. ID JSD #3 Kuna	5.00% due 09/15/2019	240,000	260,078	1.5%
Ada & Canyon Cos. ID JSD #3 Kuna	4.00% due 08/15/2022	400,000	453,408	2.6%
Adams & Washington Cos. ID JSD #432	4.00% due 08/15/2019	100,000	100,718	0.6%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2020	250,000	269,120	1.5%
Bingham Co. ID SCD #52 Snake HS	4.00% due 09/01/2027	200,000	211,506	1.2%
Blaine Co. ID Series A	4.05% due 08/01/2023	150,000	158,181	0.9%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2029	250,000	294,740	1.7%
Bonneville & Bingham Cos. ID JSD #93	5.00% due 09/15/2031	200,000	232,910	1.3%
Bonneville Co. ID SCD #91¹	4.00% due 09/15/2026	50,000	54,660	0.3%
Bonneville Co. ID SCD #91	3.75% due 09/15/2032	285,000	296,423	1.7%
Boundary Co. ID SCD #101	4.00% due 08/15/2021	240,000	251,729	1.5%
Canyon Co. ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	440,456	2.5%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2031	290,000	299,584	1.7%
Canyon Co. ID SCD #135 Notus	3.25% due 09/15/2032	170,000	174,740	1.0%
Canyon Co. ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	310,149	1.8%
Canyon Co. ID SCD #139 Vallivue	4.35% due 09/15/2025	350,000	360,969	2.1%
Cassia, Oneida, Twin Falls JSCD #151	3.375% due 09/15/2034	160,000	157,034	0.9%
Fremont & Madison Cos. ID JSD #215	4.00% due 08/15/2019	200,000	213,156	1.2%
Fremont & Madison Cos. ID JSD #215	4.125% due 08/15/2024	130,000	137,297	0.8%
Jefferson & Madison Cos. ID JSD #251 Rigby	4.25% due 09/01/2024	100,000	107,774	0.6%
Jerome, Lincoln & Gooding Cos. JSD #261	3.75% due 09/15/2018	125,000	126,277	0.7%
Jerome, Lincoln & Gooding Cos. JSD #261	5.00% due 09/15/2022	250,000	253,440	1.5%
Kootenai Co. ID SCD #271	4.00% due 09/15/2025	165,000	183,836	1.1%
Kootenai Co. ID SCD #273	4.00% due 08/15/2031	265,000	286,688	1.7%
Kootenai-Shoshone ID Area Libraries	4.25% due 08/01/2021	220,000	221,335	1.3%
Latah Co. ID SCD #281	4.00% due 08/15/2027	100,000	114,052	0.7%
Latah Co. ID SCD #281	4.00% due 08/15/2028	200,000	225,972	1.3%
Latah, Nez Perce, & Clearwater Cos. ID JSD #283	4.50% due 08/15/2027	190,000	199,397	1.1%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2024	410,000	429,291	2.5%
Madison Co. ID SCD #321 Rexburg	4.50% due 08/15/2026	250,000	261,762	1.5%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2018	75,000	76,992	0.4%
Minidoka & Jerome Cos. ID JSD #331¹	4.50% due 08/15/2020	75,000	76,992	0.4%
Minidoka & Jerome Cos. ID JSD #331	4.375% due 08/15/2024	225,000	231,341	1.3%
Minidoka & Jerome Cos. ID JSD #331	4.50% due 08/15/2025	160,000	164,650	1.0%
Owyhee & Elmore Cos. ID JSD #365	4.00% due 08/15/2027	350,000	366,993	2.1%
Payette Co. ID SCD #373	5.00% due 09/15/2024	350,000	362,747	2.1%
Twin Falls & Gooding Cos. JSD #412	4.125% due 09/01/2023	100,000	111,360	0.6%
Twin Falls Co. ID SCD #411	4.00% due 09/15/2027	170,000	191,119	1.1%
Twin Falls Co. ID SCD #411	4.25% due 09/15/2030	300,000	334,149	1.9%
Twin Falls Co. ID SCD #411	4.75% due 09/15/2039	200,000	223,564	1.3%
Twin Falls Co. ID SCD #411 Series A	4.25% due 09/15/2031	100,000	110,889	0.6%
Twin Falls Co. ID SCD #414	4.25% due 09/15/2028	445,000	507,865	2.9%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2022	135,000	138,704	0.8%
Valley & Adams Cos. ID JSD #421	4.50% due 08/01/2024	290,000	297,958	1.7%
Valley & Adams Cos. ID JSD #421	3.00% due 08/01/2026	220,000	223,456	1.3%

		10,120,000	10,888,093	62.5%

Continued on next page.

6	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments
Tax-Exempt Municipal Bonds — 97.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Assets

Medical/Hospitals

Idaho Health Facility Authority Revenue	6.00% due 12/01/2023	$200,000	$229,492	1.3%
Idaho Health Facility Authority Revenue	6.25% due 12/01/2033	115,000	132,804	0.8%
Idaho Health Facility Trinity Health Group	3.25% due 12/01/2028	300,000	301,464	1.7%

		615,000	663,760	3.8%

Municipal Leases

Nez Perce Co. ID COPS	4.50% due 02/01/2021	150,000	155,423	0.9%

		150,000	155,423	0.9%

Pollution Control

Caldwell ID Sewer Revenue	4.50% due 09/01/2019	100,000	111,773	0.6%
Idaho Bond Bank Authority	4.30% due 09/01/2022	135,000	135,289	0.8%
Idaho Bond Bank Authority¹	4.125% due 09/15/2023	75,000	78,657	0.5%
Moscow ID Sewer Revenue	4.45% due 05/01/2028	200,000	212,058	1.2%

		510,000	537,777	3.1%

Power Generation

Idaho Falls ID Electric Revenue¹	6.75% due 04/01/2019	50,000	52,454	0.3%

		50,000	52,454	0.3%

Real Estate

Idaho State Building Authority Revenue	5.00% due 09/01/2031	200,000	228,846	1.3%
Idaho State Building Authority Revenue	5.00% due 09/01/2032	400,000	455,572	2.6%
Post Falls ID LID SPA	5.00% due 05/01/2021	240,000	240,094	1.4%

		840,000	924,512	5.3%

State Education

Boise State University ID Revenues	4.50% due 04/01/2027	250,000	263,010	1.5%
Boise State University ID Revenues	5.00% due 04/01/2034	385,000	422,649	2.4%
Idaho State University Revenues	4.625% due 04/01/2024	220,000	220,411	1.3%
University of Idaho Revenues	5.00% due 04/01/2032	455,000	513,504	2.9%
University of Idaho Revenues	5.00% due 04/01/2028	225,000	254,342	1.5%

		1,535,000	1,673,916	9.6%

Transportation

Boise ID Airport Parking Facility Revenue	3.00% due 09/01/2028	210,000	207,579	1.2%
Idaho Housing & Finance Association	4.60% due 07/15/2023	250,000	269,877	1.5%
Idaho Housing & Finance Association	5.00% due 07/15/2024	200,000	205,736	1.2%
Idaho Housing & Finance Association¹	5.00% due 07/15/2027	50,000	55,501	0.3%

		710,000	738,693	4.2%

Water Supply

Chubbuck ID Water Revenue	4.00% due 09/01/2025	155,000	168,403	1.0%
Idaho Bond Bank Authority	4.00% due 09/15/2024	100,000	104,670	0.6%
Pocatello ID Water Revenue	4.50% due 02/01/2024	100,000	106,685	0.6%
Pocatello ID Water Revenue	4.75% due 02/01/2026	350,000	374,944	2.1%

		705,000	754,702	4.3%

Total investments	(Cost = $16,369,839)	$15,730,000	16,920,145	97.1%
Other assets (net of liabilities)			500,248	2.9%
Total net assets			$17,420,393	100.0%
¹ Indicates an odd lot. See note regarding odd lot securities.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2015	7

Statement of Assets and Liabilities
As of November 30, 2015

Assets
Investments in securities, at value (Cost $16,369,839)	$16,920,145
Cash	342,265
Interest receivable	189,469
Receivable for Fund shares sold	20,150
Insurance reserve premium	801
Total assets	17,472,830
Liabilities
Accrued expenses	20,713
Payable for Fund shares redeemed	17,740
Payable to affiliates	7,795
Distributions payable	6,189
Total liabilities	52,437
Net assets	$17,420,393

Analysis of net assets
Paid-in capital (unlimited shares authorized, without par value)	$16,865,842
Undistributed tax-exempt income	3,297
Accumulated net realized gain	948
Unrealized net appreciation on investments	550,306
Net assets applicable to Fund shares outstanding	$17,420,393

Fund shares outstanding	3,179,339

Net asset value, offering and redemption price per share	$5.48

Statement of Operations
Year ended November 30, 2015

Investment income
Interest income	$582,309
Gross investment income	582,309
Expenses
Investment adviser fees	87,806
Audit fees	11,907
Chief Compliance Officer expenses	4,122
Trustee fees	3,519
Filing and registration fees	2,754
Printing and postage	2,509
Shareowner servicing	2,290
Other expenses	1,930
Custodian fees	811
Legal fees	535
Retirement plan custodial fees	131
Total gross expenses	118,314
Less shareowner servicing fees waived	(2,290)
Less custodian fee credits	(811)
Net expenses	115,213
Net investment income	$467,096

Net realized gain from investments	$13,648
Net decrease in unrealized appreciation on investments	$(114,439)
Net loss on investments	$(100,791)

Net increase in net assets resulting from operations	$366,305

8	November 30, 2015	Annual Report	The accompanying notes are an integral part of these financial statements.

Statements of Changes of Net Assets	Year ended November 30, 2015	Year ended November 30, 2014
Increase (decrease) in net assets from operations
From operations
Net investment income	$467,096	$459,080
Net realized gain on investments	13,648	8,953
Net increase (decrease) in unrealized appreciation	(114,439)	465,348
Net increase in net assets	366,305	933,381
Distributions to shareholders from
Net investment income	(467,334)	(459,139)
Capital gains distributions	(12,700)	(9,954)
Total distributions	(480,034)	(469,093)
Capital share transactions
Proceeds from sales of shares	3,106,181	2,484,759
Value of shares issued in reinvestment of dividends	403,877	383,208
Cost of shares redeemed	(2,696,560)	(2,103,538)
Net increase in net assets	813,498	764,429
Total increase in net assets	699,769	1,228,717

Net assets
Beginning of year	16,720,624	15,491,907
End of year	17,420,393	16,720,624

Undistributed tax-exempt income	$3,297	$3,563

Shares of the Fund sold and redeemed
Number of shares sold	565,440	454,324
Number of shares issued in reinvestment of dividends	73,466	70,175
Number of shares redeemed	(492,192)	(384,645)
Net increase in number of shares outstanding	146,714	139,854

Financial Highlights	For year ended November 30,
Selected data per share of outstanding capital stock throughout each year:	2015	2014	2013	2012	2011
Net asset value at beginning of year	$5.51	$5.36	$5.68	$5.51	$5.43
Income from investment operations
Net investment income	0.15	0.16	0.16	0.16	0.18
Net gain (loss) on securities (both realized & unrealized)	(0.03)	0.15	(0.31)	0.18	0.08
Total from investment operations	0.12	0.31	(0.15)	0.34	0.26
Less distributions
Dividends (from net investment income)	(0.15)	(0.16)	(0.16)	(0.16)	(0.18)
Distributions (from capital gains)	0.00¹	0.00¹	(0.01)	(0.01)	0.00¹
Total distributions	(0.15)	(0.16)	(0.17)	(0.17)	(0.18)
Paid-in capital from early redemption fees	n/a	-	-	-	0.00¹

Net asset value at end of year	$5.48	$5.51	$5.36	$5.68	$5.51

Total return	2.21%	5.83%	(2.70)%	6.33%	4.91%

Ratios / supplemental data
Net assets ($000), end of year	$17,420	$16,721	$15,492	$16,516	$16,117
Ratio of expenses to average net assets
Before shareowner servicing fee waiver and custodian fee credits	0.67%	0.65%	0.66%	0.62%	0.62%
After shareowner servicing fee waiver	0.66%	0.63%	0.64%	n/a	n/a
After shareowner servicing fee waiver and custodian fee credits	0.66%	0.63%	0.64%	0.62%	0.61%
Ratio of net investment income after fee waiver and custodian fee credits to average net assets	2.66%	2.85%	2.88%	2.89%	3.27%
Portfolio turnover rate	7%	5%	9%	12%	4%
¹ Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2015	9

Notes To Financial Statements

Note 1 — Organization

Saturna Investment Trust (the "Trust") was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as a no-load, open-end, diversified series investment company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the "Fund"), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a "Fund", and collectively, the "Funds"). The other eight portfolios are distributed through separate prospectuses and the results of those funds are contained in separate reports.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund's portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund's investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund's shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized below.

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 – Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

10	November 30, 2015	Annual Report

Notes To Financial Statements (continued)

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Municipal Bonds
Financial Services	$-	$433,881	$96,934	$530,815
General Obligation	-	10,679,449	208,644	10,888,093
Medical/Hospitals	-	663,760	-	663,760
Municipal Leases	-	155,423	-	155,423
Pollution Control	-	459,120	78,657	537,777
Power Generation	-	-	52,454	52,454
Real Estate	-	924,512	-	924,512
State Education	-	1,673,916	-	1,673,916
Transportation	-	683,192	55,501	738,693
Water Supply	-	754,702	-	754,702
Total Assets	$-	$16,427,955	$492,190	$16,920,145

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used as of November 30, 2015, in valuing the Fund's investments carried at value.

Level 3 Roll-Forward Municipal Securities
Beginning balance	$691,909
Total unrealized losses	(18,794)
Total realized gain	2,715
Sales	(68,640)
Maturity/call	(115,000)
Ending balance	$492,190

Odd Lots:

The bid-side valuations provided by the independent pricing service are for institutional "round-lot" holdings ("Round Lots"). Round Lots consist of 100 bonds (approximately $100,000 each). Some of the Fund's holdings consist of less than a Round Lot and are considered "Odd Lots." Odd Lots trade at a discount to Round Lots to compensate for the effect of the fixed costs associated with any trade. To reflect this discount, the Fund applies a discount to the valuation of Odd Lot municipal bond holdings as shown in the following chart.

Total Face Value	Adjustment to Price
Under 10,000	$ -0.750
10,000-24,999	-0.625
25,000-49,999	-0.500
50,000-74,999	-0.375
75,000-99,999	$ -0.250
100,000 and up	none

An increase in the adjustment will decrease the market value of the investment.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 — 2014), or expected to be taken in the Fund's 2015 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Annual Report	November 30, 2015	11

Notes To Financial Statements (continued)

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Undistributed tax-exempt income	$28
Paid-in capital	$(28)

Distributions to shareowners:

The Fund's dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month.

Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other:

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in the state of Idaho.

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted over the lives of the respective securities.

Note 3 — Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed annually by the Board of Trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct the Fund's business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2015, the Fund incurred advisory fee expenses of $87,806. Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as shareowner servicing agent for the Fund, for which it did not receive any compensation during the fiscal year ended November 30, 2015. Saturna Capital has voluntarily elected to waive the shareowner servicing fee through November 30, 2016, to reduce the Fund's operating expenses. Such fees, had they been charged, would have totaled $2,290.

Saturna Brokerage Services, Inc. ("SBS"), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal year ended November 30, 2015, the Fund incurred retirement plan custodial fees of $131.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. Mr Kaiser is not compensated by the Trust. For the fiscal year ended November 30, 2015, the Trust incurred compensation expenses of $28,000 which is included in $42,125 of total expenses for the independent Trustees. Idaho Tax-Exempt Fund paid $3,519 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2015, the Fund paid $4,122 in compensation for such services.

On November 30, 2015, the trustees, officers, and their immediate families as a group directly or indirectly owned 10.94% of the outstanding shares of the Fund.

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal year ended November 30, 2015, and the fiscal year ended November 30, 2014, were as follows:

	November 30, 2015	November 30, 2014
Tax-exempt income	$467,334	$459,139
Capital gain¹	$12,700	$9,954

¹ Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

12	November 30, 2015	Annual Report

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at November 30, 2015 was as follows:

Cost of investments	$16,369,839
Gross tax unrealized appreciation	569,095
Gross tax unrealized depreciation	(18,789)
Net tax unrealized appreciation	$550,306

As of November 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,297
Tax accumulated earnings	3,297
Accumulated capital gains	948
Unrealized appreciation	550,306
Total accumulated earnings	$554,551

Note 6 — Investments

During the fiscal year ended November 30, 2015, the Fund purchased $2,255,583 of securities and sold/matured $1,165,129 of securities.

Note 7 — Custodian

Under the agreement in place with Bank of New York Mellon, custody fees are reduced by credits for cash balances. Such reduction for the fiscal year ended November 30, 2015, amounted to $811.

Note 8 — Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

Annual Report	November 30, 2015	13

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Saturna Investment Trust,

We have audited the accompanying statements of assets and liabilities of Idaho Tax-Exempt Fund, a series of the Saturna Investment Trust (the "Trust"), including the schedule of investments as of November 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Idaho Tax-Exempt Fund as of November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

January 28, 2016

/s/ Tait, Weller & Baker LLP
Tait, Weller & Baker LLP

14	November 30, 2015	Annual Report

Expenses (unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2015, to November 30, 2015).

Actual Expenses
The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes
The second line provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the "Hypothetical" line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2015]	Ending Account Value [November 30, 2015]	Expenses Paid During Period¹
Actual	$1,000.00	$1,015.80	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	$3.44

¹ Expenses are equal to Idaho Tax-Exempt Bond Fund's annualized expense ratio of 0.68% (based on the most recent semi-annual period of June 1, 2015 through November 30, 2015) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2015	15

Trustees and Officers					(unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Saturna fund complex overseen by Trustee	Other directorships held by Trustee during past 5 years
Independent Trustees
(photo omitted)	John E. Love 1300 N. State Street Bellingham WA 98225 Age: 83	Independent Trustee since 1987; Independent Chairman	Owner, J.E. Love Co., (agricultural equipment manufacturer)	Nine	None
(photo omitted)	Gary A. Goldfogel, MD 1300 N. State Street Bellingham WA 98225 Age: 57	Independent Trustee since 1995	Medical Examiner (pathologist); Owner, Avocet Environmental Testing (laboratory)	Nine	None
(photo omitted)	Herbert G. Grubel, PhD 1300 N. State Street Bellingham WA 98225 Age: 81	Independent Trustee since 2005	Senior Fellow, Fraser Institute; Professor (Emeritus) of Economics, Simon Fraser University; Author	Nine	Amana Mutual Funds Trust (retired 2011)
(photo omitted)	Ronald H. Fielding, MA, MBA, CFA 1300 N. State Street Bellingham WA 98225 Age: 66	Independent Trustee since 2009	Director, ICI Mutual Insurance Company	Thirteen	Amana Mutual Funds Trust; ICI Mutual Insurance Company
Interested Trustee
(photo omitted)	Nicholas F. Kaiser, MBA, CFA¹ 1300 N. State Street Bellingham WA 98225 Age: 69	President and Trustee since 1990	Chairman and Director, Saturna Capital Corporation; Chairman, Director, and President, Saturna Trust Company Former Director, Saturna Brokerage Services	Thirteen	Amana Mutual Funds Trust

Term of Office: each Trustee serves for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees. The Fund's Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Fund's website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2015 the Trustees, officers, and their related accounts as a group owned 10.94% of the outstanding shares of the Fund. Saturna Capital Corporation is the Trust's adviser and Saturna Brokerage Services, Inc. is the Trust's distributor.

¹ Mr. Kaiser is an "interested person" of the Trust as an officer of the Adviser, Saturna Capital Corporation. He holds the same positions with Amana Mutual Funds Trust, which has four fund portfolios, and is also managed by Saturna Capital Corporation.

16	November 30, 2015	Annual Report

Trustees and Officers (continued)			(unaudited)
Name, Address, and Age		Position(s) held with Trust; term of office and length of time served	Principal occupation(s) during past 5 years
Officers Who Are Not Trustees
(photo omitted)	Phelps S. McIlvaine¹ 1300 N. State Street Bellingham, WA 98225 Age: 62	Vice President since 1994	Vice President, Saturna Capital Corporation Director, Vice President, and former Treasurer Saturna Brokerage Services
(photo omitted)	Christopher R. Fankhauser¹ 1300 N. State Street Bellingham, WA 98225 Age: 43	Treasurer since 2002

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

(photo omitted)	Michael E. Lewis¹ 1300 N. State Street Bellingham, WA 98225 Age: 54	Chief Compliance Officer since 2012	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds
(photo omitted)	Thomas R. Phillips¹ 1300 N. State Street Bellingham, WA 98225 Age: 55	Secretary since 2015	Chief Legal Officer, Saturna Capital Corporation Former Partner and Deputy General Counsel, Lord Abbett & Co. LLC
(photo omitted)	Jacob A. Stewart¹ 1300 N. State Street Bellingham, WA 98225 Age: 35	Anti-Money Laundering Officer since 2015	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company

¹ Messrs. McIlvaine, Fankhauser, Lewis, Phillips, and Stewart are "interested persons" of the Trust as officers and/or employees of the adviser, Saturna Capital Corporation. Messrs. Fankhauser, Lewis, Phillips, and Stewart hold the same positions with Amana Mutual Funds Trust, which has four fund portfolios, and is also managed by Saturna Capital Corporation.

Annual Report	November 30, 2015	17

Renewal of Investment Advisory Contract (unaudited)

During their meeting of September 6, 2015 the Trustees of Saturna Investment Trust discussed the continuance of the Investment Advisory and Administration Agreements between the Idaho Tax-Exempt Fund (the "Fund") and Saturna Capital Corporation ("Saturna"). In considering the renewal of the agreements with Saturna, the Trustees discussed the nature, extent, and quality of the services provided by Saturna to the Fund. The Trustees considered that the Fund offers a full range of high-quality investor services. The Trustees discussed Saturna's experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management.

The Trustees took into consideration Saturna's continued avoidance of significant operational and compliance problems, plus its investments in infrastructure, information management systems, personnel, training, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna's efforts to recruit and retain increasingly qualified, experienced, and specialized staff and improve the capital base on which Saturna operates, which the Trustees believe is important to the long-term success of the Fund. They appreciate Saturna's focus on investors and avoidance of potential conflicts of interest.

The Trustees considered the investment performance of the Fund over time, including comparative information published by Morningstar Inc. ("Morningstar"), an independent data service provider that, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed at length the Fund's performance relative to the Fund's Morningstar category for the one-, three-, five- and ten-year periods ended June 30, 2015. The Trustees also considered the Fund's Morningstar ranking (one through five stars) for the one-, three-, five- and ten-year periods, ended as of July 31, 2015.

The Trustees found that the investment performance of the Fund, both in absolute numbers and relative to the Morningstar single-state municipal intermediate bond fund category, remained strong. The Trustees noted that the Fund's average annual total return for the three-, five- and ten-year periods ended on June 30, 2015 was close to or exceeded the Morningstar category average. The Trustees also noted that the Fund maintains an overall 3-star Morningstar ranking, a 4-star ranking for the three-year period, and a 3-star ranking for the five-and ten-year periods, each as of July 31, 2015.

The Trustees noted the risk-averse investment style and other factors, which can affect a Fund's performance relative to the Fund's broader Morningstar categories. The Trustees also noted certain differences between the Fund and other municipal funds, including, for example, the Fund's avoidance of problematic municipal debt issued by Puerto Rico. The Trustees found that Saturna continued to manage the Fund in a manner that is designed to be risk-adverse and attractive to long-term investors.

The Trustees also reviewed the fees and expenses of the Fund and considered the components of the Fund's operating expenses. The Trustees noted the steps that Saturna has undertaken to maintain competitive levels of Fund operating expenses. The Trustees also considered Saturna's sharing of its revenues to pay marketing and distribution costs of the Fund.

The Trustees reviewed Saturna's financial information and discussed the issue of Saturna's profitability as related to management and administration of the Funds within Saturna Investment Trust. They discussed the reasonableness of Saturna's profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna, including the nature, extent, and quality of such services.

The Trustees recognized that the Fund remains small and there have not been opportunities to consider economies of scale. The Trustees noted that Saturna continues to operate the Fund at a cost to itself. The Trustees considered whether there are other potential benefits to Saturna in continuing to manage the Fund and the Trustees found that there were no material benefits other than Saturna's receipt of advisory fees.

The Trustees considered and compared the fees charged by Saturna to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna provides to the Fund, including investment advisory services, transfer agency services, shareholder services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees concluded that the fees paid by the Fund to Saturna were, from an arm's-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna from its relationship with the Fund. Following this discussion, the Trustees unanimously agreed to renew the Investment Advisory and Administrative Service Agreement of Idaho Tax-Exempt Fund with Saturna.

18	November 30, 2015	Annual Report

Availability of Portfolio Information

  The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Fund's Form N-Q is available on the SEC's website at
  www.sec.gov and at www.idahotaxexemptfund.com.
  The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Fund makes a complete schedule of portfolio holdings after the end of each month available to investors at
  www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www. idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund's website at www.idahotaxexemptfund.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	November 30, 2015	19

www.idahotaxexemptfund.com

This report is issued for the information of the shareowners of the Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund, a series of Saturna Investment Trust.

(logo omitted)

Saturna Capital
1300 N. State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at http://www.saturna.com/code_of_ethics.shtml

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trust has an audit committee financial expert serving on its audit committee.

(a)(2)(ii) As of November 30, 2014, Mr. Ronald H. Fielding, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
For the fiscal years ending November 30, 2015, and 2014, the aggregate audit fees billed for professional services rendered by the principal accountant were $109,300 and $87,000, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2015, and 2014.

(c) Tax Fees
For the fiscal years ending November 30, 2015, and 2014, the aggregate tax fees billed for professional services rendered by the principal accountant were $25,200 and $19,000, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2015, and 2014.

(e)(1) Audit & Compliance Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees
The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2015 and 2014 were:

	Fiscal Year Ended
	November 2015	November 2014
All other fees:	$21,500	$21,500

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2015 and 2014 were:

Fiscal Year Ended
	November 2015	November 2014
All other fees:	None	None

(h) Registrant's Audit Committee
The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Internal control over financial reporting is under the supervision of the principal executive and financial officers. On December 22, 2015. Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Saturna Investment Trust and found them reasonable and adequate.

(b) No change.

Item 12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2016
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

January 29, 2016
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

January 29, 2016
Date